SUBSCRIPTION AGREEMENT

To:	Boomerang Systems, Inc.

30 B Vreeland Rd

Florham Park, NJ 07932

Ladies and Gentlemen:

1.           Purchase and Sale of the Note and Warrants

(a)          The undersigned hereby tenders this subscription and applies for the purchase of (i) $_____________ principal amount of 6% convertible promissory notes due _____, 2017, in the form attached as Exhibit A hereto (the “Note”), and (ii) warrants, in the form attached as Exhibit B hereto (the “Warrants” and together with the Note, the “Offering Securities”), to purchase the number (equal to the principal amount of the Note divided by $5.00 (the initial conversion price of the Note)) of shares (the “Warrant Shares”) of the common stock (the “Common Stock”), par value $0.001 per Share, of Boomerang Systems, Inc. (the “Company”) at a price of $5.00, subject to adjustment. Together with this Subscription Agreement, the undersigned is delivering to the Company funds by check or by wire transfer in accordance with the instructions provided by the Company, in the full amount of the purchase price for the Note and Warrants which the undersigned is subscribing for pursuant hereto.

(b)          The Offering Securities are being issued to investors (the “Subscribers”) pursuant to a term sheet (the “Term Sheet”) and series of Subscription Agreements in connection with a private offering (the “Offering”) of the Offering Securities by the Company to certain accredited investors, and includes those Notes and Warrants to be issued in connection with the Offering to certain holders of outstanding debt of the Company in exchange for cancellation of outstanding notes or debentures of the Company. The Company has retained Gilford Securities Incorporated (“Gilford”) as Placement Agent in connection with the Offering and will pay compensation to Gilford as described in the Term Sheet. The closing of the purchase and sale of the Securities to be acquired by the undersigned from the Company under this Subscription Agreement shall take place at the offices of Wilk Auslander LLP, 1515 Broadway, 43rd Floor, New York, NY 10036 (the “Closing”) at 10:00 a.m., New York time on (i) the date on which the last to be fulfilled or waived of the conditions set forth in Section 5 hereof and applicable to such Closing shall be fulfilled or waived in accordance herewith or (ii) at such other time and place or on such date as the Subscribers and the Company may agree upon (the “Closing Date”). The undersigned acknowledges there may be multiple Closings with other Subscribers that occur prior to, or subsequent to the Closing under this Subscription Agreement; provided, however, that the final closing of the Offering shall occur no later than 30 days from the date of the first closing held under the Offering. The date of the final closing of the Offering is referred to as the “Final Closing Date.”

2.           Representations, Warranties and Agreements of the Subscriber. The undersigned represents and warrants to the Company as of the date set forth below:

(a)          The undersigned acknowledges that the undersigned has access to and has reviewed copies of (i) the Company’s filings with the Securities and Exchange Commission (the “SEC”) via EDGAR consisting of the following: the Company’s Form 10-K for the fiscal year ended September 30, 2011 (including all of the exhibits thereto and incorporated therein); as well as all Quarterly Reports on Form 10-Q (and any amendments thereto) for the fiscal quarters ended subsequent to September 30, 2011 and all the Current Reports on Form 8-K and other filings (including, in each case, as amended, and all of the exhibits thereto) filed with the SEC subsequent to September 30, 2011 and at least five (5) full Business Days (as defined in the Note) prior to the Closing Date (collectively, the “SEC Reports”), and the undersigned has performed its own due diligence in connection with its subscription for the Note and Warrants and has had a reasonable opportunity to ask questions of and receive answers from representatives of the Company concerning the business and financial condition of the Company, the terms and conditions of this Subscription Agreement, and all of such questions have been answered to the satisfaction of the undersigned.

(b)          The undersigned is an “accredited investor,” as such term is defined in Regulation D of the Rules and Regulations promulgated under the Securities Act of 1933, as amended (the “Act”). The undersigned is not a registered broker dealer registered under Section 15(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or a member of the Financial Industry Regulatory Authority, Inc. or an entity engaged in the business of being a broker dealer. The undersigned is not affiliated with any broker dealer registered under Section 15(a) of the Exchange Act, or a member of the Financial Industry Regulatory Authority, Inc. or an entity engaged in the business of being a broker dealer.

(c)          The undersigned understands that the Company has determined that the exemption from the registration provisions of the Act, which is based upon non-public offerings are applicable to the offer and sale of the Note and Warrants based, in part, upon the representations, warranties and agreements made by the undersigned herein.

(d)          The undersigned understands that (A) none of the Note, Warrants, shares of Common Stock issuable upon conversion of the Notes (the “Conversion Shares”) or Warrant Shares (collectively, the “Securities”) have been registered under the Act or the securities laws of any state, based upon an exemption from such registration requirements for non-public offerings pursuant to Regulation D under the Act; (B) the Securities are and will be “restricted securities,” as said term is defined in Rule 144 of the Rules and Regulations promulgated under the Act; (C) unless they have been first registered under the Act and all applicable state securities laws, the Securities may only be offered, sold or otherwise transferred (1) to the Company, (2) pursuant to the exemption from registration under the Act provided by Rule 144, or (3) pursuant to another exemption from registration after providing a satisfactory legal opinion to the Company; (D) the Company is under no obligation to register any of the Securities under the Act or any state securities laws, or to take any action to make any exemption from any such registration provisions available; (E) the certificates for the Securities will bear the legend set forth in Section 2(r); and (F) stop transfer instructions will be placed with the transfer agent for the Common Stock.

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(e)          The undersigned is acquiring the Note and Warrants in the ordinary course of business for its own account and not with a view towards, or for resale in connection with, the public sale or distribution thereof, except pursuant to sales registered under the Act or under an exemption from such registration and in compliance with applicable federal and state securities laws, and the undersigned does not have a present arrangement to effect any distribution of the Securities to or through any person or entity in violation of the Act or any applicable state securities laws.

(f)          The undersigned, either alone or together with its representatives has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Note and Warrants, and has so evaluated the merits and risks of such investment. The undersigned understands that it must bear the economic risk of this investment in the Note and Warrants indefinitely, and is able to bear such risk and is able to afford a complete loss of such investment.

(g)          The undersigned is acquiring the Note and Warrants solely for the account of the undersigned, for investment purposes only, and not with a view towards the resale or distribution thereof within the meaning of the Act.

(h)          The undersigned has full power and authority to execute and deliver this Subscription Agreement and to perform the obligations of the undersigned hereunder; and this Subscription Agreement is a legally binding obligation of the undersigned in accordance with its terms.

(i)          The address set forth below is the undersigned’s true and correct residence, and the undersigned has no present intention of becoming a resident of any other state or jurisdiction. (If a corporation, trust or partnership, the undersigned has its principal place of business at the address set forth below and was not organized (or has the jurisdiction of its organization and the address of its investment manager as set forth on the signature page) for the specific purpose of subscribing to this offering).

(j)          The undersigned does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to any of the Securities for which the undersigned is subscribing.

(k)          The foregoing representations, warranties and agreements shall survive the execution, delivery and acceptance of this Subscription Agreement and the closing of the sale of the Note and Warrants and shall continue in full force and effect notwithstanding any subsequent disposition by the undersigned of any of the Securities.

(l)          The undersigned acknowledges that it has access to and has reviewed the SEC Reports and has been afforded: (i) the opportunity to ask such questions as it has deemed necessary of, and to receive answers from, the Company and its representatives concerning the terms and conditions of the offering of the Note and Warrants and the merits and risks of investing in the Note and Warrants; (ii) access to information (other than material non-public information) about the Company and Subsidiaries (as defined herein) and their respective financial condition, results of operations, business, properties, management and prospects sufficient to enable it to evaluate its investment; and (iii) the opportunity to obtain such additional information that the Company possesses or can acquire without unreasonable effort or expense that is necessary to make an informed investment decision with respect to the investment. Neither such inquiries nor any other investigation conducted by or on behalf of the undersigned or its representatives or counsel shall modify, amend or affect the undersigned’s right to rely on the truth, accuracy and completeness of the SEC Reports and the Company’s representations and warranties contained in this Subscription Agreement.

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(m)          The undersigned is not purchasing the Note and Warrants as a result of any advertisement, article, notice or other communication regarding the Note and Warrants published in any newspaper, magazine or similar media, broadcast over television or radio, disseminated over the Internet or presented at any seminar or, to its knowledge, any other general solicitation or general advertisement.

(n)          The execution, delivery and performance by the undersigned of this Subscription Agreement and the consummation by the undersigned of the transactions contemplated hereby will not (i) result in a violation of the organizational documents of the undersigned (if the undersigned is not a natural person) or (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the undersigned is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws) applicable to the undersigned, except in the case of clauses (ii) and (iii) above, for such that are not material and do not otherwise affect the ability of the undersigned to consummate the transactions contemplated hereby.

(o)          Neither the undersigned, directly or indirectly, nor any Person acting on behalf of or pursuant to any understanding with the undersigned, has engaged in any purchases or sales of any securities, including any derivatives, of the Company (including, without limitation, any Short Sales involving any of the Company’s securities) (a “Transaction”) since the time that the undersigned was first contacted by the Company or any other Person regarding an investment in the Company. The undersigned covenants that neither it nor any Person acting on its behalf or pursuant to any understanding with the undersigned will engage, directly or indirectly, in any Transactions prior to the time the transactions contemplated by this Subscription Agreement are publicly disclosed. The term “Short Sales” shall have the meaning as defined in Rule 200 promulgated under Regulation SHO under the Exchange Act.

(p)          The undersigned understands that (i) this subscription is not binding upon the Company until the Company accepts it, which acceptance is to be evidenced by the Company’s execution of this Subscription Agreement where indicated and (ii) the Company may, in its sole discretion, reject this subscription, in which case this Subscription Agreement shall be null and void or reduce this Subscription in any amount.

(q)          The undersigned understands that neither this Subscription Agreement nor any of the rights of the undersigned hereunder may be transferred or assigned by the undersigned prior to the Closing.

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(r)          (i)          The undersigned agrees to the imprinting of the legend set forth (i) on Exhibit A on the Note, (ii) on Exhibit B on the Warrants and (iii) below (or a substantially similar) on any certificate representing the Conversion Shares or Warrant Shares:

THE SHARES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”) OR ANY STATE SECURITIES LAWS AND MAY NOT BE OFFERED OR SOLD EXCEPT (i) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR (ii) UPON THE DELIVERY BY THE HOLDER TO THE COMPANY OF AN OPINION OF COUNSEL, REASONABLY SATISFACTORY TO COUNSEL FOR THE COMPANY, STATING THAT AN EXEMPTION FROM REGISTRATION UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS IS AVAILABLE FOR THE OFFER AND SALE OF SUCH SHARES.

3.           Representations and Warranties of the Company. The Company hereby makes the following representations and warranties to the undersigned as of the Closing Date. Each of the representations and warranties are qualified in their entirety by the information contained in the SEC Reports and Disclosure Schedules hereto.

(a)          SEC Reports; Term Sheet. As of their respective dates, each of the SEC Reports, as any of such documents may have been subsequently amended by filings made by the Company with the SEC prior to the Closing Date, complied in all material respects with the requirements of the Exchange Act and the applicable rules and regulations of the SEC thereunder and none of the SEC Reports or the Term Sheet contains, and on the Closing Date, none of the SEC Reports or the Term Sheet will contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. The financial statements of the Company included in the SEC Reports comply as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC or other applicable rules and regulations with respect thereto. Such financial statements have been prepared in accordance with generally accepted accounting principles (“GAAP”) applied on a consistent basis during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto or (ii) in the case of unaudited interim statements, to the extent they may not include footnotes or may be condensed or summary statements), and fairly present in all material respects the financial position of the Company and its Subsidiaries as of the dates thereof and the results of operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments).

(b)          Organization; Good Standing. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, with full power and authority, corporate and other to own or lease, as the case may be, and operate its properties, whether tangible or intangible, and to conduct its business as described in the SEC Reports and is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a Material Adverse Effect (as defined herein) on the Company. “Material Adverse Effect” or “Material Adverse Change” means any effect or change, or any development that could result in a material adverse effect, on the business or business prospects, properties, assets, operations, results of operations or condition (financial or otherwise) of the Company or the Subsidiaries taken as a whole whether or not arising in the ordinary course of business, or on the transactions contemplated by this Subscription Agreement, the Registration Rights Agreement between the Company and the Subscribers dated as of the Closing Date (the “Registration Rights Agreement”), the Notes, the Warrants or any other document delivered in connection with the Offering (collectively, the “Transaction Documents”). Except as set forth in the SEC Reports, there has been no obligation, contingent or otherwise, directly or indirectly incurred by the Company or any Subsidiary.

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(c)          Subsidiaries. The Company’s subsidiaries are set forth in Exhibit 21 to the Company’s Annual Report on Form 10-K for the fiscal year ended September 30, 2011 (the “Subsidiaries”). Unless the context requires otherwise, all references to the Company include the Subsidiaries. Each Subsidiary is a corporation duly organized, validly existing and in good standing under the laws of its state of incorporation as set forth in the Disclosure Schedules, with full power and authority, corporate and other, to own or lease, as the case may be, and operate its properties, whether tangible or intangible, and to conduct its business as currently conducted and as described in the SEC Reports. Each Subsidiary is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which the conduct of its business or the ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a Material Adverse Effect on the Company and the Subsidiaries taken as a whole. The Company owns all of the issued and outstanding shares of capital stock (or other equity or ownership interests) of each Subsidiary, such ownership is free and clear of any security interests, liens, encumbrances, claims and charges, and all of such shares have been duly authorized and validly issued, and are fully paid and nonassessable.

(d)          Capitalization. The authorized capital stock of the Company conforms in all material respects to the description thereof contained in the SEC Reports and such description conforms in all material respects to the rights in the instruments defining the same. The issued and outstanding capital stock of the Company is as set forth in the Disclosure Schedules, except to the extent of the issuance of Notes and Warrants in a prior Closing and to the extent that outstanding convertible debt is converted into shares of common stock and/or outstanding warrants or options are exercised. No shares of Common Stock are entitled to preemptive rights or registration rights and there are no outstanding options, warrants, scrip, rights to subscribe to, call or commitments of any character whatsoever relating to, or securities or rights convertible into, any shares of capital stock of the Company. Furthermore, except as set forth in the SEC Reports there are no contracts, commitments, understandings, or arrangements by which the Company is or may become bound to issue additional shares of the capital stock of the Company or options, securities or rights convertible into shares of capital stock of the Company. Except for customary transfer restrictions contained in agreements entered into by the Company in order to sell restricted securities or as provided in the SEC Reports the Company is not a party to any agreement granting registration or anti-dilution rights to any person with respect to any of its equity or debt securities. The Company is not a party to, and it has no knowledge of, any agreement restricting the voting or transfer of any shares of the capital stock of the Company. Except as set forth in the SEC Reports, the offer and sale of all capital stock, convertible securities, rights, warrants, or options of the Company issued prior to the Closing complied in all material respects with all applicable Federal and state securities laws, and, to the knowledge of the Company, no stockholder has a right of rescission or claim for damages with respect to the acquisition of the securities from the Company which would have a Material Adverse Effect.

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(e)          Authorization. The Note and Warrants to be sold under this Subscription Agreement have been duly authorized and, when issued and sold and paid for by the undersigned in accordance with the terms of this Subscription Agreement, will be duly authorized and validly issued. The Conversion Shares and Warrant Shares have been duly reserved for issuance from the Company’s authorized but unissued Common Stock and, upon conversion of the Note in accordance with the terms of the Note or exercise of the Warrants and payment of the exercise price therefore in accordance with the terms of the Warrants, as the case may be, will be duly authorized, validly issued, fully paid and non assessable, and the undersigned will not be subject to personal liability solely by reason of being such holders and will not be subject to the preemptive or similar rights of any holders of any security of the Company.

(f)          Enforceability. Each of this Subscription Agreement, the Registration Rights Agreement, the Note and the Warrants has been duly authorized, executed and delivered by, and is a valid and binding agreement of, the Company enforceable in accordance with its terms, subject to applicable bankruptcy, reorganization, insolvency, moratorium and similar laws affecting creditors’ rights generally (including, without limitation, statutory or other laws regarding fraudulent preferential transfers) and equitable principles of general applicability.

(g)          No Conflicts. The execution and delivery by the Company, and the performance by the Company of its obligations under the Transaction Documents will not conflict with or contravene in any material respect, cause a breach or violation of or default under, any provision of applicable law or the certificate of incorporation or by-laws of the Company or any agreement or other instrument binding upon the Company that is material to the Company, or any judgment, order or decree of any governmental body, agency or court having jurisdiction over the Company, and no consent, approval, authorization or order of, or qualification with, any governmental body or agency is required for the performance by the Company of its obligations under the Transaction Documents, except for the filing of a Form D with the SEC and such as may be required by the securities or Blue Sky laws of the various states in connection with the offer and sale of the Note and Warrants and by Federal and state securities laws with respect to the obligations of the Company under this Subscription Agreement or which have been obtained or the failure of which to obtain would not have a Material Adverse Effect on the Company and the Subscribers taken as a whole.

(h)          Material Adverse Change. Since the date of the last SEC Report, there has not occurred any Material Adverse Change, or any development involving a prospective Material Adverse Change.

(i)          No Violation. None of the Company nor any Subsidiary is in violation of its charter or by-laws or in default in the performance of any obligation, agreement, covenant or condition contained in any indenture, loan agreement, mortgage, lease or other agreement or instrument that is material to the Company and the Subsidiaries taken as a whole to which the Company or any Subsidiary is a party or by which the Company, any Subsidiary or any of their properties is bound, except for such defaults that would not, singly or in the aggregate, have a Material Adverse Effect on the Company and the Subsidiaries taken as a whole.

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(j)          Actions Pending. There are no legal or governmental proceedings, orders, judgments, writs, injunctions, decrees or demands pending or, to the Company’s knowledge, threatened to which the Company or any Subsidiary is a party or to which any of the properties of the Company or any Subsidiary is subject other than proceedings, orders, judgments, writs, injunctions, decrees or demands accurately described in all material respects in the SEC Reports and proceedings, orders, judgments, writs, injunctions, decrees or demands that would not have a Material Adverse Effect on the Company and the Subsidiaries taken as a whole or on the power or ability of the Company to perform its obligations under the Transaction Documents or to consummate the transactions contemplated by the Transaction Documents.

(k)          Integration. Neither the Company nor any of its affiliates (as defined in Rule 501(b) of Regulation D, each an “Affiliate”) has directly, or through any agent, (a) sold, offered for sale, solicited offers to buy or otherwise negotiated in respect of, any security (as defined in the Securities Act) which is or will be integrated with the sale of the Note and Warrants in a manner that would require the registration under the Act of the Note and Warrants or (b) offered, solicited offers to buy or sold the Note and Warrants by any form of general solicitation or general advertising (as those terms are used in Regulation D) or in any manner involving a public offering within the meaning of Section 4(2) of the Act. No registration under the Act of the Note and Warrants is required for the sale of the Note and Warrants to the undersigned under this Subscription Agreement, assuming the accuracy of the undersigned representations, warranties and agreements set forth in Section 2.

(l)          Intellectual Property. The Company and each Subsidiary owns or possesses, or has the right to use, all material patents, patent rights, licenses, inventions, copyrights, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks and trade names currently employed or required by it in connection with the business currently conducted by it as described in the SEC Reports, except such as the failure to so own or possess or have the right to use would not have, singly or in the aggregate, a Material Adverse Effect on the Company and the Subsidiaries taken as a whole. To the Company’s knowledge, there are no valid and enforceable United States patents that are infringed by the business currently conducted by the Company or any Subsidiary, or as currently proposed to be conducted by the Company or any Subsidiary, as described in the SEC Reports and which infringement would have a Material Adverse Effect on the Company and the Subsidiaries taken as a whole. The Company is not aware of any basis for a finding that the Company or any Subsidiary does not have valid title or license rights to the patents and patent applications referenced in the SEC Reports as owned or licensed by the Company or any Subsidiary, and, to the Company’s knowledge, neither the Company nor any Subsidiary is subject to any judgment, order, writ, injunction or decree of any court or any Federal, state, local, foreign or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, or any arbitrator, nor has it entered into or is it a party to any contract, which restricts or impairs the use of any of the foregoing which would have a Material Adverse Effect on the Company and the Subsidiaries taken as a whole. Neither the Company nor any Subsidiary has received any written notice of infringement of or conflict with asserted rights of any third party with respect to the business currently conducted by it as described in the SEC Reports and which, if determined adversely to the Company or any Subsidiary, would have a Material Adverse Effect on the Company and the Subsidiaries taken as a whole and the Company has no knowledge of any facts or circumstances that would serve as a reasonable basis for any such claims.

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(m)          SEC Reporting Requirements. The Company is subject to the reporting requirements of Section 13 or Section 15(d) of the Exchange Act. Since January 1, 2010, the Company has filed with the SEC all reports required to be filed under the Exchange Act and the Company is and, as of the time of the Closing will be, current in its reporting obligations under the Exchange Act. To the Company’s knowledge, the Company has responded to all comments raised by the SEC with respect to the Company’s reports, registration statements and other filings made with the SEC to the SEC’s satisfaction, and there are no comments which could have an adverse effect on the Company’s consolidated financial condition or results of operations (past or future) or could require a restatement of previously filed financial statements remained unresolved with the SEC.

(n)          Disclosure Controls and Procedures. Except as set forth in the SEC Reports, the Company has established and maintains disclosure controls and procedures (as such term is defined in Rule 13a-14 and 15d-14 under the Exchange Act); such disclosure controls and procedures are designed to ensure that material information relating to the Company, including its consolidated subsidiaries, is made known to the Company’s Chief Executive Officer and its Chief Financial Officer by others within those entities, and such disclosure controls and procedures are reasonably effective to perform the functions for which they were established, subject to the limitation of any such control system; the Company’s auditors and the Audit Committee of the Board of Directors of the Company have been advised of: (A) any significant deficiencies in the Company’s ability to record, process, summarize, and report financial data; and (B) any fraud, whether or not material, that involves management or other employees who have a role in the Company’s internal controls; any material weaknesses in internal controls have been identified for the Company’s auditors; and since the date of the most recent evaluation of such disclosure controls and procedures, there have been no significant changes in internal controls or in other factors that could significantly affect internal controls, including any corrective actions with regard to significant deficiencies and material weaknesses.

(o)          Blue Sky Filings. The Company has caused or will cause to be timely filed with each applicable jurisdiction corresponding to the principal place(s) of business of the undersigned (as same has been provided by the undersigned) and such other jurisdictions as reasonably requested by the undersigned all appropriate documentation required for the registration of the Offering under applicable state law or required to secure an exemption from such registration requirements.

4.           Covenants. The Company covenants with the undersigned as follows, which covenants are for the benefit of the undersigned and its permitted assignees (as defined herein).

(a)          Securities Compliance. The Company shall notify the SEC in accordance with its rules and regulations, of the transactions contemplated by this Subscription Agreement, including filing a Form D with respect to the Offering Securities as required under Regulation D, and shall take all other necessary action and proceedings as may be required and permitted by applicable law, rule and regulation, for the legal and valid issuance of the Securities to the Subscribers or subsequent holders.

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(b)          Registration and Listing. As long as the Notes are outstanding, the Company will cause its Common Stock to continue to be registered under Sections 12(b) or 12(g) of the Exchange Act, will comply in all respects with its reporting and filing obligations under the Exchange Act, and will not take any action or file any document (whether or not permitted by the Securities Act or the rules promulgated thereunder) to terminate or suspend such registration or to terminate or suspend its reporting and filing obligations under the Exchange Act or Securities Act, except as permitted herein.

(c)          Compliance With Laws. Except for the matters herein, the Company shall comply, and cause each Subsidiary to comply, with all applicable laws, rules, regulations and orders, noncompliance with which could have a Material Adverse Effect.

(d)          Keeping of Records and Books of Account. The Company shall keep and cause each Subsidiary to keep adequate records and books of account, in which complete entries will be made in accordance with GAAP consistently applied, reflecting all financial transactions of the Company and its subsidiaries, and in which, for each fiscal year, all proper reserves for depreciation, depletion, obsolescence, amortization, taxes, bad debts and other purposes in connection with its business shall be made.

(e)          Reporting Requirements. If the Company ceases to file its periodic reports with the SEC, or if the SEC ceases making these periodic reports available via the Internet without charge, then the Company shall furnish the following to the undersigned so long as the undersigned shall beneficially own any Securities:

(i)          Quarterly Reports filed with the SEC on Form 10-Q as soon as available, and in any event within forty-five (45) days after the end of each of the first three fiscal quarters of the Company or within the extended time period provided for in Rule 12b-25 promulgated under the Exchange Act;

(ii)         Annual Reports filed with the SEC on Form 10-K as soon as available, and in any event within ninety (90) days after the end of each fiscal year of the Company or within the extended time period provided for in Rule 12b-25 promulgated under the Exchange Act; and

(iii)        Copies of all notices and information, including, without limitation, notices and proxy statements in connection with any meetings, that are provided to holders of shares of Common Stock, contemporaneously with the delivery of such notices or information to such holders of Common Stock.

5.          Conditions Precedent. The obligation hereunder of the undersigned to acquire and pay for the Offering Securities is subject to the satisfaction or waiver, at or before the Closing, of each of the conditions set forth below. These conditions are for the sole benefit of the undersigned and may be waived by the undersigned at any time in its sole discretion.

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(a)          Each of the representations and warranties of the Company shall be true and correct in all material respects as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a particular date), which shall be true and correct in all material respects as of such date.

(b)          The Company shall have performed, satisfied and complied in all respects with all covenants, agreements and conditions required by this Subscription Agreement to be performed, satisfied or complied with by the Company at or prior to the Closing.

(c)          On the Closing Date, the Term Sheet will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(d)          From the date set forth below to the Closing Date, trading in the Company’s Common Stock shall not have been suspended by the SEC (except for any suspension of trading of limited duration agreed to by the Company, which suspension shall be terminated prior to the Closing), and, at any time prior to the Closing, trading in securities generally as reported by Bloomberg Financial Markets (“Bloomberg”) shall not have been suspended or limited, or minimum prices shall not have been established on securities whose trades are reported by Bloomberg, or on the New York Stock Exchange, nor shall a banking moratorium have been declared either by the United States or New York State authorities, nor shall there have occurred any material outbreak or escalation of hostilities or other national or international calamity or crisis of such magnitude in its effect on, or any material adverse change in any financial market which, in each case, in the judgment of the undersigned, makes it impracticable or inadvisable to purchase the Offering Securities.

(e)          No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction which prohibits the consummation of any of the transactions contemplated by this Subscription Agreement.

(f)          No action, suit or proceeding before any arbitrator or any governmental authority shall have been commenced, and no investigation by any governmental authority shall have been threatened, against the Company or any Subsidiary, or any of the officers, directors or affiliates of the Company or any Subsidiary seeking to restrain, prevent or change the transactions contemplated by this Subscription Agreement, or seeking damages in connection with such transactions.

(g)          The Company shall have executed and delivered to the undersigned a Note and Warrant for the Offering Securities being acquired at the Closing (such Offering Securities shall not be issued until full payment has been made therefor).

(h)          The Company shall have executed and delivered to the undersigned the Registration Rights Agreement in the form acceptable to Gilford.

(i)          The board of directors of the Company shall have adopted resolutions approving the transaction contemplated hereby.

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(j)          The Company shall have delivered to the undersigned a legal opinion addressed to the undersigned and to Gilford from Blank Rome LLP, counsel to the Company, in the form attached to the Term Sheet.

6.           Miscellaneous.

(a)          In the event of rejection of this subscription, this Subscription Agreement and any other agreement entered into between the undersigned and the Company relating to this subscription shall thereafter have no force or effect and the Company shall promptly return or cause to be returned to the undersigned the subscription amount remitted to the Company by the undersigned, without interest thereon or deduction therefrom.

(b)          Except as otherwise provided herein, this Subscription Agreement shall be binding upon and inure to the benefit of the parties and their heirs, executors, administrators, successors, legal representatives and assigns. If the undersigned is more than one person, the obligation of the undersigned shall be joint and several and the agreements, representations, warranties and acknowledgements herein contained shall be deemed to be made by and be binding upon each such person and his heirs, executors, administrators and successors.

(c)          This Subscription Agreement and the documents referenced herein contain the entire agreement of the parties and there are no representations, covenants or other agreements, except as stated or referred to herein and therein.

(d)          This Subscription Agreement shall be governed by and construed under the laws of the State of New York applicable to contracts made and to be performed entirely within the State of New York. Each party hereby irrevocably submits to the non-exclusive jurisdiction of the state and federal courts sitting in the City and County of New York for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby (including without limitation any dispute under or with respect to the Note or the Warrants), and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding involving the undersigned or permitted assignee of the undersigned, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address in effect for notices to it under this Subscription Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.

(e)          This Subscription Agreement may only be modified by a written instrument executed by the undersigned and the Company.

(f)          Unless the context otherwise requires, all personal pronouns used in this Subscription Agreement, whether in the masculine, feminine or neuter gender, shall include all other genders.

(g)          All notices or other communications hereunder shall be given in accordance with Section 9.2 of the Note.

12

(h)          Nothing in this Subscription Agreement or any other materials presented by or on behalf of the Company to the undersigned in connection with the purchase of the Note and Warrants constitutes legal, tax or investment advice. The undersigned has consulted such legal, tax and investment advisors as it, in its sole discretion, has deemed necessary or appropriate in connection with its purchase of the Shares.

IN WITNESS WHEREOF, the undersigned has executed this Subscription Agreement this _____ day of ____________, 2012.

13

SIGNATURE PAGE

Organization Signature:	Individual Signature(s): [If Joint Tenants or Tenants-In-Common, both persons must sign and print their names]:

Print Name of Subscriber Organization

By:
(Signature and Title)	Signature(s)

Print Name and Title of Person Signing	Print Name of Subscriber

Print Address of Subscriber	Print Name of Subscriber

Print Address of Subscriber

Principal Amount of Note subscribed for: $                 Principal Amount of Note)

Number of Warrants subscribed for: _________Warrants ($__ per Warrant)

Individual/Company Name: _____________________________________

By: ________________________________________________________

Name: ______________________________________________________

Title: _______________________________________________________

Name to appear on certificate: ___________________________________

Tax ID: _____________________________________________________

Mailing address: ______________________________________________

____________________________________________________________

____________________________________________________________

Mailing address for notices, if any: ________________________________

____________________________________________________________

____________________________________________________________

Email address for notices, if any: _________________________________

Physical Delivery Address: _____________________________________

____________________________________________________________

ACCEPTANCE OF SUBSCRIPTION

BOOMERANG SYSTEMS, INC.

The foregoing subscription is hereby accepted by Boomerang Systems, Inc., this _____ day of _________, 2012 for $______ Principal Amount of Notes and _______ Warrants.

BOOMERANG SYSTEMS, INC.

By:
Name:
Title:

EXHIBIT A

Form of Promissory Note

NEITHER THIS NOTE, NOR ANY SECURITY ISSUABLE UPON CONVERSION HEREOF, HAS BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR APPLICABLE STATE SECURITIES LAWS. NO INTEREST IN THIS NOTE MAY BE OFFERED OR SOLD EXCEPT PURSUANT TO (i) AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT, OR (ii) AN EXEMPTION FROM REGISTRATION UNDER THE ACT WHERE THE HOLDER HAS FURNISHED TO THE COMPANY AN OPINION OF ITS COUNSEL REASONABLY SATISFACTORY TO THE COMPANY THAT AN EXEMPTION FROM REGISTRATION UNDER THE ACT IS AVAILABLE.

THIS NOTE MAY HAVE BEEN ISSUED WITH ORIGINAL ISSUE DISCOUNT (“OID”). IF SO, BEGINNING NO LATER THAN 10 DAYS AFTER THE FUNDING DATE, AN INVESTOR MAY, UPON REQUEST, OBTAIN FROM THE COMPANY THE NOTE’S ISSUE PRICE, ISSUE DATE, AMOUNT OF OID AND YIELD TO MATURITY BY CONTACTING THE CHIEF FINANCIAL OFFICER OF THE COMPANY, AT 30 B VREELAND RD FLORHAM PARK, NEW JERSEY 07932.

BOOMERANG SYSTEMS, INC.

6% CONVERTIBLE PROMISSORY NOTE

$	As of ____________, 2012

Boomerang Systems, Inc., a Delaware corporation, (the “Company”), for value received, hereby promises to pay to the order of _________________ or registered assigns (the “Holder”), the principal sum of ________________________ DOLLARS ($_____________) on June 14, 2017 (the “Maturity Date”), and interest on the unpaid principal balance hereof at the rate of six percent (6%) per annum, in arrears, quarterly, on March 31, June 30, September 30 and December 31 of each year, commencing on September 30, 2012 (each such date an “Interest Payment Date”). This Note is one of a series of Notes (the “Notes”) being issued to investors pursuant to a series of securities purchase agreements (the “Securities Purchase Agreements”) in connection with a private offering (the “Offering”) of Notes and warrants to purchase shares of common stock of the Company (the “Warrants”), and includes those Notes and Warrants to be issued in connection with the Offering to certain holders of outstanding debt of the Company in exchange for cancellation of outstanding notes or debentures of the Company.

Interest and Payment

Interest shall be computed on the basis of the actual number of days elapsed in the period during which interest accrues and a year of 365 days.

At the option of the Company, the Company may pay a scheduled interest payment in a number of whole shares of common stock, par value $0.001 per share (“Common Stock”), of the Company, in lieu of paying such interest in cash, equal to the quotient obtained by dividing the amount of accrued and unpaid interest payable on such Interest Payment Date by the lesser of: (i) the Conversion Price (as defined herein) then in effect, and (ii) a price equal to the average of the last sale price of the Common Stock during the ten (10) consecutive trading days ending on the fifth (5th) trading day immediately preceding the Interest Payment Date, provided, however, if the average daily trading volume (“ADTV”) value during such ten (10) day period equals or exceeds $100,000 per day, and then only subsection 1.2 (ii) shall be used for the calculation on such Interest Payment Date and subsection 1.2 (i) shall not apply and shall not be used for the calculation on such Interest Payment Date. ADTV will be determined in accordance with the rules and regulations of the Securities Exchange Act of 1934. No fractional shares of Common Stock will be issued to the Holder in lieu of cash interest. The Company may exercise its option to cause the Company to issue shares of Common Stock, in lieu of cash interest payable on an Interest Payment Date, by giving the Holder written notice of its exercise of such option at least three (3) Business Days (as defined herein) prior to such Interest Payment Date and, on the Interest Payment Date, the Company will instruct its transfer agent to issue to the Holder duly executed certificates for the number of whole shares of Common Stock so issuable to the Holder registered in the Holder’s name, and, if applicable, a check payable to the Holder for any cash adjustment in lieu of a fractional share. “Business Day” means any day other than a Saturday, Sunday or other day on which banks in the City of New York, New York are authorized or required by law to be closed.

All payments received on account of this Note shall be applied first to the payment of accrued and unpaid interest on this Note and then to the reduction of the unpaid principal amount of this Note. In case the entire principal amount of this Note is paid or this Note is purchased by the Company, this Note shall be surrendered to the Company for cancellation and shall not be reissued, and no Note shall be issued in lieu of the paid principal amount of any Note.

If any payment due on account of this Note shall fall due on a day other than a Business Day, then such payment shall be made on the first Business Day following the day on which such payment shall have so fallen due; provided that if all or any portion of such payment shall consist of a payment of interest, for purposes of calculating such interest, such payment shall be deemed to have been originally due on such first following business day, such interest shall accrue and be payable to (but not including) the actual date of payment, and the amount of the next succeeding interest payment shall be adjusted accordingly.

Subject to Section 1.2, principal and interest due hereunder shall be paid in lawful money of the United States of America in immediately available federal funds or the equivalent at the address of the Holder set forth in Section 9.2 below, or at such other address as the Holder may designate.

7.           Registration; Exercise; Substitution

(a)          The Company will keep at its principal executive office a register for the registration and transfer of this Note. The name and address of the Holder of this Note, each transfer hereof made in accordance with Section 2.2(a) and the name and address of each transferee of this Note shall be registered in such register. The person in whose name this Note shall be registered shall be deemed and treated as the owner and holder thereof, and the Company shall not be affected by any notice or knowledge to the contrary, other than in accordance with Section 2.2(a).

(b)          5.1 Upon surrender of this Note at the principal executive office of the Company, duly endorsed or accompanied by a written instrument of transfer duly executed by the Holder or the Holder’s attorney duly authorized in writing, the Company will execute and deliver, at the Company’s expense, a new Note (or Notes) in exchange therefor, in an aggregate principal amount equal to the unpaid principal amount of the surrendered Note. Subject to Section 2.2(b), the new Note(s) shall be registered in such name(s) as the Holder may request. Each such new Note shall be dated and bear interest from the date to which interest shall have been paid on the surrendered Note or dated the date of the surrendered Note, if no interest shall have been paid thereon. Each such new Note shall carry the same rights to unpaid interest and interest to accrue on the unpaid principal amount thereof as were carried by the Note so exchanged or transferred.

5.2           This Note has been acquired for investment and has not been registered under the securities laws of the United States of America or any state thereof. Accordingly, notwithstanding Section 2.2(a), neither this Note nor any interest thereon may be offered for sale, sold or transferred in the absence of registration and qualification of this Note under applicable federal and state securities laws or an opinion of counsel of the Holder reasonably satisfactory to the Company that such registration and qualification are not required. This Note shall not be transferred in denominations of less than $1,000 and integral multiples thereof, provided that the Holder may transfer this Note as an entirety regardless of the principal amount thereof.

(c)          Upon receipt by the Company from the Holder of evidence of the loss, theft, destruction or mutilation of this Note and (a) in the case of loss, theft or destruction, upon indemnity reasonably satisfactory to the Company; or (b) in the case of mutilation, upon surrender and cancellation thereof; the Company at its own expense will execute and deliver, in lieu thereof, a replacement Note, dated and bearing interest from the date to which interest shall have been paid on such lost, stolen, destroyed or mutilated Note or dated the date of such lost, stolen, destroyed or mutilated Note, if no interest shall have been paid thereon.

(d)          The Company will pay taxes (if any) due (but not, in any event, income taxes of the Holder) in connection with and as the result of the initial issuance of this Note and in connection with any modification, waiver or amendment of this Note and shall save the Holder harmless, without limitation as to time, against any and all liabilities with respect to all such taxes.

8.           [Intentionally Omitted].

Conversion.

The Holder may convert the outstanding principal amount of this Note, and accrued and unpaid interest thereon (or a portion of such outstanding principal amount as provided in Section 4.3) into fully paid and nonassessable shares of Common Stock of the Company (“Conversion Shares”) at any time prior to the time the outstanding principal amount of this Note, and accrued and unpaid interest thereon is paid in full, at the Conversion Price (as defined herein) then in effect. The number of shares of Common Stock issuable upon conversion of this Note shall be determined by dividing the principal amount (and accrued and unpaid interest, if any) to be converted by the conversion price in effect on the Conversion Date (the “Conversion Price”). The initial Conversion Price is $5.00 and is subject to adjustment as provided in this Section 4. The provisions of this Note that apply to conversion of the outstanding principal amount of this Note and accrued and unpaid interest thereon also apply to a partial conversion of this Note. The Holder is not entitled to any rights of a holder of Conversion Shares until the Holder has converted this Note (or a portion thereof) into Conversion Shares, and only to the extent that this Note is deemed to have been converted into Conversion Shares under this Section 4.

To convert all or a portion of this Note, the Holder must (a) complete and sign a notice of election to convert substantially in the form annexed hereto (each, a “Conversion Notice”), (b) surrender the Note to the Company, (c) if registered in a different name from the Holder, furnish appropriate endorsements or transfer documents if reasonably required by the Company and (d) if registered in a different name from the Holder, pay any transfer or similar tax, if required. The date on which the Holder satisfies all of such requirements is the conversion date (the “Conversion Date”). As soon as practicable, and in no event more than three (3) Business Days after the Conversion Date, the Company will (1) provided that: (a) the Company’s Transfer Agent is participating in The Depository Trust Company’s Fast Automated Securities Transfer Program, (b) the Conversion Shares are eligible for such program, (c) a registration statement covering the re-sale of the Conversion Shares is effective, and (d) on the Conversion Date a letter from a broker has been delivered to the Transfer Agent representing that all of the Conversion Shares were sold pursuant to the registration statement referred to in clause (c) (collectively, the “DTC FAST Requirements”), credit such aggregate number of shares of Common Stock to which the Holder shall be entitled to the Holder’s or its designee’s balance account with DTC through its Deposit/Withdrawal at Custodian system, or (2) if any of the DTC Fast Requirements are not met, issue and deliver (via reputable overnight courier) to the address as specified in the Conversion Notice a certificate for the number of whole Conversion Shares issuable upon such conversion. The person in whose name the certificate for Conversion Shares is to be registered shall become the stockholder of record on the Conversion Date and, as of the Conversion Date, the rights of the Holder shall cease as to the portion thereof so converted; provided, however, that no surrender of a Note on any date when the stock transfer books of the Company shall be closed shall be effective to constitute the person entitled to receive the Conversion Shares upon such conversion as the stockholder of record of such Conversion Shares on such date, but such surrender shall be effective to constitute the person entitled to receive such Conversion Shares as the stockholder of record thereof for all purposes at the close of business on the next succeeding day on which such stock transfer books are open; provided, further that such conversion shall be at the Conversion Price in effect on the date that this Note shall have been surrendered for conversion, as if the stock transfer books of the Company had not been closed.

In the case of a partial conversion of this Note, upon such conversion, the Company shall execute and deliver to the Holder, at the expense of the Company, a new Note in an aggregate principal amount equal to the unconverted portion of the principal amount. This Note may be converted in part in a principal amount equal to $10,000 or an integral multiple thereof, unless the outstanding principal amount of this Note is less than $10,000, in which case, only such outstanding principal amount and accrued and unpaid interest thereon is convertible into Conversion Shares.

No fractional Conversion Shares shall be issued upon conversion of this Note. Instead of any fractional Conversion Share which would otherwise be issuable upon conversion of this Note, the Company shall round up to the next whole number of shares.

The issuance of certificates for Conversion Shares upon the conversion of this Note shall be made without charge to the Holder for such certificates or for any tax in respect of the issuance of such certificates, and such certificates shall be issued in the name of, or in such names as may be directed by, the Holder; provided, however, that in the event that certificates for Conversion Shares are to be issued in a name or names other than the name of the Holder, such Note, when surrendered for conversion, shall be accompanied by an instrument of transfer, in form reasonably satisfactory to the Company, duly executed by the Holder or its duly authorized attorney; and provided further, moreover, that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any such certificates in a name or names other than that of the Holder, and the Company shall not be required to issue or deliver such certificates unless or until the person or persons requesting the issuance thereof shall have paid to the Company the amount of such tax or shall have established to the reasonable satisfaction of the Company that such tax has been paid or is not applicable.

(a) In case the Company shall pay or make a dividend or other distribution to all holders of its Common Stock or any class of capital stock that is payable in shares of Common Stock, the Conversion Price in effect at the opening of business on the day next following the date fixed for the determination of stockholders entitled to receive such dividend or other distribution shall be reduced by multiplying such Conversion Price by a fraction, of which the numerator shall be the number of shares of Common Stock outstanding at the close of business on the date fixed for such determination, and the denominator shall be the sum of the numerator and the total number of shares constituting such dividend or other distribution, such reduction to become effective immediately after the opening of business on the day next following the date fixed for such determination. For the purposes of this Section 4.6(a), the number of shares of Common Stock at any time outstanding shall not include shares of Common Stock held in the treasury of the Company. The Company will not pay any dividend or make any distribution on shares of Common Stock held in the treasury of the Company.

In the event that the Company shall at any time prior to the conversion in full of the Note declare a dividend (other than a dividend consisting solely of shares of Common Stock) or otherwise distribute to its shareholders any monies, assets, property, rights, evidences of indebtedness, securities (other than shares of Common Stock), whether issued by the Company or by another person or entity, or any other thing of value, the Holder or Holders of the Note to the extent of the unconverted portion thereof shall thereafter be entitled, in addition to the shares of Common Stock or other securities receivable upon the conversion thereof, to receive, upon conversion of such unconverted portion of the Note, the same monies, property, assets, rights, evidences of indebtedness, securities or any other thing of value that they would have been entitled to receive at the time of such dividend or distribution. At the time of any such dividend or distribution, the Company shall make appropriate reserves to ensure the timely performance of the provisions of this Subsection.

5.1           In case the outstanding shares of Common Stock shall be subdivided into a greater number of shares of Common Stock, the Conversion Price in effect at the opening of business on the day following the day upon which such subdivision becomes effective shall be proportionately reduced, and, conversely, in case the outstanding shares of Common Stock shall each be combined into a smaller number of shares of Common Stock, the Conversion Price in effect at the opening of business on the day following the day upon which such combination becomes effective shall be proportionately increased, such reduction or increase, as the case may be, to become effective immediately after the opening of business on the day following the day upon which such subdivision or combination becomes effective.

5.2           In case the Company shall fail to take a record of the holders of its shares of Common Stock for the purpose of entitling them to receive a dividend or other distribution payable in shares of Common Stock, then such record date shall be deemed to be the date of the issue of the shares of Common Stock deemed to have been issued as a result of the declaration of such dividend or other distribution or the date of the granting of such right of subscription or purchase, as the case may be.

(b)          No adjustment in the Conversion Price shall be required unless such adjustment would require an increase or decrease of at least one cent ($.01) in the Conversion Price; provided, however, that any adjustments which by reason of this Section 4.7 are not required to be made shall be carried forward and taken into account in any subsequent adjustment.

(c)          In the event that: (i) the Company takes any action which would require an adjustment in the Conversion Price; (ii) the Company takes any action described in Section 4.9(a), (b) or (c); or (iii) there is a dissolution or liquidation of the Company; the Holder may wish to convert this Note into shares of Conversion Shares prior to the record date for, or the effective date of the transaction, so that such Holder may receive the securities or assets which a holder of shares of Common Stock on that date may receive. Therefore, the Company shall give written notice to the Holder at least ten (10) Business Days in accordance with the provisions of this Section 4.8 stating the proposed record or effective date, as the case may be, which notice shall be given prior to the proposed record or effective date and, in any case, no later than notice of such transaction is given to holders of Common Stock. Failure to give such notice or any defect therein shall not affect the validity of any transaction referred to in clause (i), (ii) or (iii) of this Section.

(d)          If any of the following shall occur, namely:

5.1           any reclassification or change of outstanding shares of Common Stock issuable upon conversion of this Note (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination);

5.2           any consolidation or merger to which the Company is a party, other than a merger in which the Company is the continuing corporation and which does not result in any reclassification of, or change (other than a change in name, or par value, or from par value to no par value, or from no par value to par value or as a result of a subdivision or combination) in, outstanding shares of Common Stock; or

5.3           any sale or conveyance of all or substantially all of the property or business of the Company and its subsidiaries as an entirety;

then the Company, or such successor or purchasing corporation, as the case may be, shall, as a condition precedent to such reclassification, change, consolidation, merger, sale or conveyance, execute and deliver to the Holder, an agreement in form satisfactory to the Holder providing that the Holder shall have the right to convert this Note into the kind and amount of shares of stock and other securities and property (including cash) receivable upon such reclassification, change, consolidation, merger, sale or conveyance by a holder of the number of shares of Common Stock deliverable upon conversion of this Note immediately prior to such reclassification, change, consolidation, merger, sale or conveyance. Such agreement shall provide for adjustments of the Conversion Price which shall be as nearly equivalent as may be practicable to the adjustments of the Conversion Price provided for in this Section 4. If, in the case of any such consolidation, merger, sale or conveyance, the stock or other securities and property (including cash) receivable thereupon by a holder of Common Stock includes shares of stock or other securities and property of a corporation other than the successor or purchasing corporation, as the case may be, in such consolidation, merger, sale or conveyance, then such agreement shall also be executed by such other corporation and shall contain such additional provisions to protect the interests of the Holder as the Board of Directors shall reasonably consider necessary by reason of the foregoing. The provisions of this Section 4.9 shall similarly apply to successive reclassifications, changes, consolidations, mergers, sales or conveyances.

(e)          The Company shall at all times reserve and keep available, free from preemptive rights, out of its authorized and unissued Common Stock, solely for the purpose of effecting the conversion of this Note, the full number of Conversion Shares then issuable upon the conversion in full of this Note.

(f)          If the Company shall at any time after the date hereof and prior to the conversion of the Note in full issue any rights to subscribe for shares of Common Stock or any other securities of the Company or of such affiliate to all the shareholders of the Company, the Holder of the unconverted portion of the Note shall be entitled, in addition to the shares of Common Stock or other securities receivable upon the Conversion thereof, to receive such rights at the time such rights are distributed to the other shareholders of the Company.

(g)          In the event the Company shall, at any time, from time to time, issue or sell any additional shares of Common Stock (“Additional Shares of Common Stock”) (excluding shares issued or issuable as a dividend, distribution or combination as provided in Section 4.6 or an Exempt Issuance (as defined below)), without consideration or for a consideration per share (the “New Price”) less than the applicable Conversion Price in effect on the date of and immediately prior to such issue, then and in such event, such Conversion Price shall be reduced, concurrently with such issue to a price (calculated to the nearest cent) determined by multiplying the Conversion Price then in effect by a fraction (a) the numerator of which shall be (1) the number of shares of Common Stock outstanding immediately prior to such issuance plus (2) the number of shares of Common Stock which the aggregate consideration received by the Company for the total number of Additional Shares of Common Stock so issued would purchase at such Conversion Price; and (b) the denominator of which shall be (1) the number of shares of Common Stock outstanding immediately prior to such issuance plus (2) the number of such Additional Shares of Common Stock so issued; provided, however, that the Conversion Price shall not be adjusted pursuant to this Section 4.12 below $0.25 (subject to adjustment pursuant to Section 4.6). “Exempt Issuance” means the issuance of (a) up to an aggregate of 1,250,000 shares of Common Stock, options or other stock-based awards or grants to employees, officers, directors or consultants of the Company pursuant to any existing stock or option plan or any future stock or option plan duly adopted by a majority of the non-employee members of the Board of Directors of the Company or a majority of the members of a committee of non-employee directors established for such purpose and (b) securities upon the exercise or exchange of or conversion of the Notes and Warrants and/or securities exercisable or exchangeable for or convertible into shares of Common Stock issued and outstanding on the date of the Term Sheet.

(h)          If the Company in any manner issues or sells any Convertible Securities (as defined herein) and the lowest price per share for which one share of Common Stock is issuable upon such conversion or exchange or exercise thereof is less than the Conversion Price, then such share of Common Stock shall be deemed to be outstanding and to have been issued and sold by the Company at the time of the issuance of sale of such Convertible Securities for such price per share and shall trigger the adjustment provisions of Section 4.12. For the purposes of this Section 4.13, the “lowest price per share for which one share of Common Stock is issuable upon such conversion or exchange or exercise” shall be equal to the sum of the lowest amounts of consideration (if any) received or receivable by the Company with respect to any one share of Common Stock upon the issuance or sale of the Convertible Securities and upon the conversion or exchange or exercise of such Convertible Securities. No further adjustment of the Conversion Price shall be made upon the actual issuance of such share of Common Stock upon conversion or exchange or exercise of such Convertible Securities at the price used to calculate the adjustment provisions of Section 4.12. “Convertible Securities” means any stock or securities directly or indirectly convertible into or exercisable or exchangeable for Common Stock.

(i)          Upon the occurrence of each adjustment pursuant to this Section 4, the Company, at its expense, will promptly compute such adjustment in accordance with the terms hereof and prepare and deliver to the Holder a certificate describing in reasonable detail such adjustment and the transactions giving rise thereto, including all facts upon which such adjustment is based.

(j)          The Conversion Shares are subject to registration rights as more fully set forth in the Subscription Agreement between the Company and the initial Holder dated as of the initial date of this Note (the “Subscription Agreement”).

(k)          On the Mandatory Conversion Date (defined below), the outstanding principal amount of this Note and accrued unpaid interest thereon, shall automatically, without action by the Holder or the Company convert into a number of Conversion Shares determined by dividing the outstanding principal amount of this Note plus accrued and unpaid interest thereon, by the Conversion Price in effect on the Mandatory Conversion Date. The “Mandatory Conversion Date” means the date on which (i) the last sale price of the Common Stock on 20 of the 30 immediately preceding trading days equals or exceeds 200% of the Conversion Price; (ii) the Conversion Shares are eligible for resale under an effective registration statement and/or Rule 144 promulgated under the Securities Act of 1933, as amended, without restriction as to volume or manner of sale and (iii) the ADTV during such 30 trading day period equals or exceeds $500,000.

(l)          If the Company shall fail, for any reason or for no reason, to issue to the Holder within three (3) Business Days after the Company’s receipt of a Conversion Notice (whether via facsimile or otherwise), a certificate for the number of shares of Common Stock to which the Holder is entitled and register such shares of Common Stock on the Company’s share register or to credit the Holder’s or its designee’s balance account with DTC for such number of shares of Common Stock to which the Holder is entitled upon the Holder’s conversion of any Conversion Amount (as the case may be) (a “Conversion Failure”), then, in addition to all other remedies available to the Holder, the Holder, upon written notice to the Company and prior to receipt of such shares of Common Stock, may void its Conversion Notice with respect to, and retain or have returned (as the case may be) any portion of this Note that has not been converted pursuant to such Conversion Notice, provided that the voiding of a Conversion Notice shall not affect the Company’s obligations to make any payments which have accrued prior to the date of such notice pursuant to this Section 4.17 or otherwise. In addition to the foregoing, if within three (3) Business Days after the Company’s receipt of a Conversion Notice (whether via facsimile or otherwise), the Company shall fail to issue and deliver a certificate to the Holder and register such shares of Common Stock on the Company’s share register or credit the Holder’s or its designee’s balance account with DTC for the number of shares of Common Stock to which the Holder is entitled upon the Holder’s conversion hereunder (as the case may be), and if on or after such third (3rd) Business Day the Holder (or any other Person in respect, or on behalf, of the Holder) purchases (in an open market transaction or otherwise) shares of Common Stock to deliver in satisfaction of a sale by the Holder of all or any portion of the number of shares of Common Stock, or a sale of a number of shares of Common Stock equal to all or any portion of the number of shares of Common Stock, issuable upon such conversion that the Holder so anticipated receiving from the Company, then, in addition to all other remedies available to the Holder, the Company shall, within three (3) Business Days after the Holder’s request, pay cash to the Holder in an amount equal to the Holder’s total purchase price (including brokerage commissions and other out-of-pocket expenses, if any) for the shares of Common Stock so purchased (including, without limitation, by any other Person in respect, or on behalf, of the Holder) (the “Buy-In Price”), at which point the Company’s obligation to so issue and deliver such certificate or credit the Holder’s balance account with DTC for the number of shares of Common Stock to which the Holder is entitled upon the Holder’s conversion hereunder (as the case may be) (and to issue such shares of Common Stock) shall terminate.

(m)          In the event that any provision contained in the 6% convertible promissory notes due in 2016 is amended in a favorable manner, such provision contained herein shall automatically be amended in the same manner; provided, however, that in no event shall the Conversion Price be adjusted below $.25 subject to as provided in Section 4.6.

9.           Events of Default.

(a)          An “Event of Default” exists at any time if any of the following occurs (whether such occurrence shall be voluntary or come about or be effected by operation of law or otherwise):

5.1           the Company defaults in the payment of the principal of this Note when due or defaults in the payment of accrued interest on this Note in cash on an Interest Payment Date (or within five (5) Business Days following the Initial Payment Date (the “Fifth Day”) if interest is paid in stock in accordance with Section 1.2 and such stock is not delivered by the Fifth Day) and such default continues for a period of five (5) Business Days after the date such interest became due; or

5.2           the Company’s insolvency, assignment for the benefit of creditors, application for or appointment of a receiver, filing of a voluntary or involuntary petition under any provision of the U.S. Federal Bankruptcy Code or amendments thereto or any other federal or state statute affording relief to debtors; or there shall be commenced against the Company any such proceeding or filed against the Company any such application or petition which proceeding, application or petition is not dismissed or withdrawn within ninety (90) days of commencement or filing, as the case may be; or

5.3           the occurrence and continuation of an event of default under any liabilities in excess of $500,000 with respect to (i) borrowed money, (ii) the deferred purchase price of property acquired by the Company, (iii) capital leases, (iv) letters of credit or similar instruments serving a similar function issued or accepted by banks and other institutions for the account of the Company;

5.4           the Company shall fail to observe or perform any covenant or agreement contained in this Note (other than Section 4.2) which failure is not cured, if possible to cure, within ten (10) Business Days after notice to the Company of such default sent by the Holder or by any other Holder; or

5.5           the Company’s notice to the Holder, including by way of public announcement, at any time, of its inability to comply or its intention not to comply with proper requests for conversion of this Note into shares of Common Stock; or

5.6           any material representation or warranty made by the Company herein or in the Subscription Agreement, or in any other offering document shall prove to have been false or incorrect or breached in a material respect on the date as of which made.

(b)          Any amount of principal of, or interest on this Note which is not paid when due shall bear interest at the Default Rate (as defined herein) from the due date thereof until the same is paid. “Default Rate” means a rate of eighteen percent (18%) per annum, or such lesser rate equal to the highest rate permitted by applicable law.

(c)          If any Event of Default shall exist, the Holder may exercise any right, power or remedy permitted to such Holder by law, and shall have in particular, without limiting the generality of the foregoing, the right to declare the entire principal of, and all interest accrued and unpaid on, this Note then outstanding to be, and this Note shall thereupon become, forthwith due and payable, without any presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived, and the Company shall forthwith pay to the Holder such principal and interest.

(d)          During the continuance of an Event or Default and irrespective of whether this Note shall become due and payable pursuant to Section 5.2 and irrespective of whether the Holder shall otherwise have pursued or be pursuing any other rights or remedies, the Holder may proceed to protect and enforce its rights under this Note by exercising such remedies as are available to such holder in respect thereof under applicable law, either by suit in equity or by action at law, or both, whether for specific performance of any agreement contained herein or in aid of the exercise of any power granted herein.

(e)          No course of dealing on the part of the Holder nor any delay or failure on the part of the Holder to exercise any right shall operate as a waiver of such right or otherwise prejudice the Holder’s rights, powers and remedies. All rights and remedies of the Holder hereunder and under applicable law are cumulative to, and not exclusive of, any other rights or remedies the Holder would otherwise have.

10.         Repayment upon Reorganization, Merger, Consolidation or Sales of Assets. If at any time or from time to time after the date hereof there shall be: (i) a capital reorganization of the Company (other than by way of a stock split or combination of shares or stock dividends or distributions provided for in Section 4), or a merger or consolidation of the Company with or into another corporation where the holders of outstanding voting securities of the Company prior to such merger or consolidation do not own over fifty percent (50%) of the outstanding voting securities of the merged or consolidated entity, immediately after such merger or consolidation, or (ii) the sale of all or substantially all of the Company’s properties or assets to any other person (in each case, an “Organic Change”), then as a part of such Organic Change, the Holder shall have the right, but not the obligation to demand prepayment of this Note together with all unpaid accrued interest during the period commencing on the date that it receives written notice (the “Organic Change Notice”) from the Company that an Organic Change is contemplated or has occurred and ending on the later of (i) ten (10) business days after the date of the Organic Change Notice and (ii) the date on which the Organic Change is consummated.

11.         Covenants. For so long as this Note is outstanding, without the prior written consent of the holders of at least a majority of the aggregate principal amount of the Notes (the “Required Note Holders”):

5.1           The Company shall not create, incur, assume or suffer to exist, any indebtedness, contingent and otherwise, which should, in accordance with generally accepted accounting principles consistently applied, be classified upon the Company’s balance sheet as liabilities and which would be senior or pari passu in right of payment to this Note, except for: (i) secured or unsecured debt issued to a bank or financial institution on commercially reasonable terms, or (ii) any other debt not to exceed $5 million, individually, or in the aggregate.

5.2           The Company shall, and shall cause each of its subsidiaries to, comply with all laws and duly observe and conform in all material respects to all valid requirements of governmental authorities relating to the conduct of its business or to its properties or assets.

5.3           The Company shall not, and shall not permit its subsidiaries to, engage in any transactions with any officer, director, employee or any Affiliate of the Company, including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company, any entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner, in each case in excess of $50,000, other than: (i) for payment of reasonable salary for services actually rendered, as approved by the Board of Directors of the Company as fair in all respects to the Company, (ii) reimbursement for expenses incurred on behalf of the Company (iii) transactions and written arrangements in existence on the date of the initial issuance of this Note, and any amendments, modifications, cancellations, terminations, limitations and waivers approved by a majority of the independent disinterested directors of the Company.

5.4           The Company shall not, and shall not permit any subsidiary to: (i) declare or pay any dividends or make any distributions to any holder(s) of Common Stock or such subsidiaries (other than dividends and distributions from a subsidiary to the Company) or (ii) purchase or otherwise acquire for value, directly or indirectly, any shares or other equity security of the Company, other than the Notes or Warrants.

Interpretation of this Note

(b)          Where any provision herein refers to action to be taken by any person, or which such person is prohibited from taking, such provision shall be applicable whether such action is taken directly or indirectly by such person, including actions taken by or on behalf of any partnership in which such person is a general partner.

(c)          5.1 The titles of the Sections of this Note appear as a matter of convenience only, do not constitute a part hereof and shall not affect the construction hereof. The words “herein,” “hereof,” “hereunder” and “hereto” refer to this Note as a whole and not to any particular Section or other subdivision. References to Annexes and Sections are, unless otherwise specified, references to Sections of this Note. References to Annexes and Schedules are, unless otherwise specified, references to Schedules attached to this Note.

5.2           Each covenant contained herein shall be construed (absent an express contrary provision herein) as being independent of each other covenant contained herein, and compliance with any one covenant shall not (absent such an express contrary provision) be deemed to excuse compliance with one or more other covenants.

(d)          THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO ANY CHOICE OF LAW RULES WHICH WOULD REQUIRE THE APPLICATION OF THE LAW OF ANY OTHER JURISDICTION. IN ADDITION, THE PARTIES HERETO SELECT, TO THE EXTENT THEY MAY LAWFULLY DO SO, THE INTERNAL LAWS OF THE STATE OF NEW YORK AS THE APPLICABLE INTEREST LAW.

Miscellaneous

(e)          Nothing contained in this Note shall be construed as conferring upon the Holder or any other person the right to vote or to consent or to receive notice as a stockholder in respect of meetings of stockholders for the election of directors of the Company or any other matters or any rights whatsoever as a stockholder of the Company; and no dividends or interest shall be payable or accrued in respect of this Note or the interest represented hereby or the Conversion Shares obtainable hereunder until, and only to the extent that, this Note has been converted.

(f)          All communications under this Note shall be in writing and shall be delivered either by nationwide overnight courier, by facsimile transmission (confirmed by delivery by nationwide overnight courier sent on the day of the sending of such facsimile transmission) or electronic delivery (if the Holder has provided an email address). Communications to the Company shall be addressed as set forth on Annex 1, or at such other address of which the Company shall have notified the Holder. Communications to the Holder shall be addressed as set forth on Annex 1, or at such other address of which such Holder shall have notified the Company (and the Company shall record such address in the register for the registration and transfer of this Note). Any communication addressed and delivered as herein provided shall be deemed to be received when actually delivered to the address of the addressee (whether or not delivery is accepted) or received by the telecopy machine of the recipient. Any communication not so addressed and delivered shall be ineffective. Notwithstanding the foregoing provisions of this Section 9.2, service of process in any suit, action or proceeding arising out of or relating to this Note or any transaction contemplated hereby, or any action or proceeding to execute or otherwise enforce any judgment in respect of any breach hereunder or under any document hereby, shall be delivered in the manner provided in Section 9.5(c).

(g)          The provisions hereof are intended to be for the benefit of the Holder, from time to time, of this Note, and shall be enforceable by any such Holder whether or not an express assignment to such Holder of rights hereunder shall have been made by the payee or his successors or assigns. In the event that the payee named herein transfers or assigns less than all of this Note, the term “Holder” as used herein shall be deemed to refer to the assignor and assignee or assignees hereof, collectively, and any action permitted to be taken by the Holder hereunder shall be taken only upon the consent or approval of persons comprising the Holder that own that percentage interest in the principal amount of this Note as shall be designated by the payee named herein at the time of such assignment.

(h)          5.1   This Note may be amended, and the observance of any term hereof may be waived, with (and only with) the written consent of the Company and the Holder.

5.2           Any amendment or waiver consented to as provided in this Section 9.4 shall be binding upon the then current Holder and upon each future holder of this Note and upon the Company whether or not this Note shall have been marked to indicate such amendment or waiver. No such amendment or waiver shall extend to or affect any obligation, covenant, agreement, Default or Event of Default not expressly amended or waived or impair any right consequent thereon.

(i)            5.1           THE PARTIES HERETO VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHT ANY OF THEM MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS NOTE OR TRANSACTIONS CONTEMPLATED HEREBY.

5.2           ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS NOTE OR TRANSACTIONS CONTEMPLATED HEREBY OR ANY ACTION OR PROCEEDING TO EXECUTE OR OTHERWISE ENFORCE ANY JUDGMENT IN RESPECT OF ANY BREACH UNDER THIS NOTE MAY BE BROUGHT BY SUCH PARTY IN ANY FEDERAL DISTRICT COURT LOCATED IN NEW YORK, NEW YORK, OR ANY NEW YORK STATE COURT LOCATED IN NEW YORK, NEW YORK AS SUCH PARTY MAY IN ITS SOLE DISCRETION ELECT, AND BY THE EXECUTION AND DELIVERY OF THIS NOTE, THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY SUBMIT TO THE NON-EXCLUSIVE IN PERSONAM JURISDICTION OF EACH SUCH COURT, AND EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES AND AGREES NOT TO ASSERT IN ANY PROCEEDING BEFORE ANY TRIBUNAL, BY WAY OF MOTION, AS A DEFENSE OR OTHERWISE, ANY CLAIM THAT IT IS NOT SUBJECT TO THE IN PERSONAM JURISDICTION OF ANY SUCH COURT. IN ADDITION, EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE IN ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS NOTE OR TRANSACTION CONTEMPLATED HEREBY BROUGHT IN ANY SUCH COURT, AND HEREBY IRREVOCABLY WAIVES ANY CLAIM THAT ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

5.3           EACH PARTY HERETO IRREVOCABLY AGREES THAT PROCESS PERSONALLY SERVED OR SERVED BY U.S. EXPRESS, REGISTERED OR CERTIFIED MAIL OR BY NATIONWIDE OVERNIGHT COMMERCIAL COURIER OR DELIVERY SERVICE AT THE ADDRESSES PROVIDED HEREIN FOR NOTICES SHALL CONSTITUTE, TO THE EXTENT PERMITTED BY LAW, ADEQUATE SERVICE OF PROCESS IN ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS NOTE OR TRANSACTION CONTEMPLATED HEREBY, OR ANY ACTION OR PROCEEDING TO EXECUTE OR OTHERWISE ENFORCE ANY JUDGMENT IN RESPECT OF ANY BREACH HEREUNDER. RECEIPT OF PROCESS SO SERVED SHALL BE CONCLUSIVELY PRESUMED AS EVIDENCED BY A DELIVERY RECEIPT FURNISHED BY THE UNITED STATES POSTAL SERVICE OR ANY COMMERCIAL DELIVERY SERVICE.

5.4           NOTHING HEREIN SHALL IN ANY WAY BE DEEMED TO LIMIT THE ABILITY OF ANY HOLDER OF THIS NOTE TO SERVE ANY WRITS, PROCESS OR SUMMONSES IN ANY MANNER PERMITTED BY APPLICABLE LAW OR TO OBTAIN JURISDICTION OVER THE COMPANY IN SUCH OTHER JURISDICTION, AND IN SUCH OTHER MANNER, AS MAY BE PERMITTED BY APPLICABLE LAW.

IN WITNESS WHEREOF, the Company has caused this Note to be duly executed and delivered by one of its duly authorized officers or representatives.

BOOMERANG SYSTEMS, INC.

By:
Name:
Title:

Annex I

(1)          If to the Company, to:

Boomerang Systems, Inc.

30B Vreeland Road

Florham Park, New Jersey 07932

Attention: Chief Executive Officer

Telephone No.: (   )

Facsimile No.: ( )

(2)          If to the payee, to:

Attention:

Telephone No.: ( )    -

Facsimile No.: (   )    -

Email:

[FORM OF ELECTION TO CONVERT]

The undersigned hereby elects to exercise its right, pursuant to the 6% Convertible Promissory Note due [______________], 2017 (the “Note”) of Boomerang Systems, Inc. (the “Company”) in the outstanding principal amount of $_________, which Note is tendered herewith, to convert $__________ of the principal amount outstanding (plus accrued interest thereon) under the Note into __________________ shares of the common stock $0.001 par value per share of the Company (the “Shares”), all in accordance with the terms of the Note.

The undersigned requests that [the Company credit the undersigned’s or its designee’s balance account with DTC for such number of shares of Common Stock] [a Certificate for such Shares be registered in the name of ______________, whose address is ____________, and that such Certificate be delivered to ________________, whose address is _________________], [and that a replacement Note in the principal amount of $___________, representing the balance of the principal amount outstanding thereunder after giving effect to this conversion, be issued in the amount of $_________ and delivered to ___________, whose address is ____________].

Dated:	Signature:
(Signature must conform in all respects to name of
Holder as specified on the face of the Note.)

(Insert Social Security or Other
Identifying Number of Holder)

(Address)

(Address)

EXHIBIT B

Form of Warrant

NEITHER THE ISSUANCE AND SALE OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE EXERCISABLE HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) AN OPINION OF COUNSEL TO THE HOLDER (IF REQUESTED BY THE COMPANY), IN A FORM REASONABLY ACCEPTABLE TO THE COMPANY, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR (II) UNLESS SOLD OR ELIGIBLE TO BE SOLD PURSUANT TO RULE 144 OR RULE 144A UNDER SAID ACT. NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES.

THE NUMBER OF SHARES THAT MAY BE EXERCISED BY THIS WARRANT MAY BE LESS THAN THE NUMBER LISTED BELOW. SEE SECTION 1.

BOOMERANG SYSTEMS, INC.

WARRANT TO PURCHASE COMMON STOCK

Warrant No.: BWII __

Date of Issuance: ____, 2012 (“Issuance Date”)

BOOMERANG SYSTEMS, INC., a Delaware corporation (the “Company”), hereby certifies that, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, _____________, the registered holder hereof or its permitted assigns (the “Holder”), is entitled, subject to the terms set forth below, to purchase from the Company, at the Exercise Price (as defined below) then in effect, upon exercise of this Warrant to Purchase Common Stock (including any Warrants to Purchase Common Stock issued in exchange, transfer or replacement hereof, the “Warrant”), at any time or times on or after the Issuance Date, but not after 11:59 p.m., New York time, on the Expiration Date (as defined below), ______ (subject to adjustment as provided herein) fully paid and non-assessable shares of Common Stock (as defined below)   (the “Warrant Shares”). Except as otherwise defined herein, capitalized terms in this Warrant shall have the meanings set forth in Section 16. This Warrant is one of the Warrants to Purchase Common Stock (the “Warrants”) issued pursuant to Section 1 of that certain Subscription Agreement, dated as of July 13, 2012, by and between the Company and the Holder (the “Subscription Agreement”).

12.          EXERCISE OF WARRANT.

(a)          Mechanics of Exercise. Subject to the terms and conditions hereof (including, without limitation, the limitations set forth in Section 1(f)), this Warrant may be exercised by the Holder on any day on or after the Issuance Date, in whole or in part, by delivery (whether via facsimile or otherwise) of a written notice, in the form attached hereto as Exhibit A (the “Exercise Notice”), of the Holder’s election to exercise this Warrant and Representations and Warranties in the form attached hereto as Exhibit B. On the Trading Day on which this Warrant is exercised, the Holder shall deliver payment to the Company of an amount equal to the Exercise Price in effect on the date of such exercise multiplied by the number of Warrant Shares as to which this Warrant was so exercised (the “Aggregate Exercise Price”) in cash or via wire transfer of immediately available funds if the Holder did not notify the Company in such Exercise Notice that such exercise was made pursuant to a Cashless Exercise (as defined in Section 1(d)). The Holder shall not be required to deliver the original of this Warrant in order to effect an exercise hereunder. Execution and delivery of an Exercise Notice with respect to less than all of the Warrant Shares shall have the same effect as cancellation of the original of this Warrant and issuance of a new Warrant evidencing the right to purchase the remaining number of Warrant Shares. Execution and delivery of an Exercise Notice for all of the then-remaining Warrant Shares shall have the same effect as cancellation of the original of this Warrant after delivery of the Warrant Shares in accordance with the terms hereof. On or before the third (3rd) Trading Day following the date on which the Company has received an Exercise Notice, the Company shall transmit by facsimile an acknowledgment of confirmation of receipt of such Exercise Notice, in the form attached hereto as Exhibit C, to the Holder and the Company’s transfer agent (the “Transfer Agent”). On or before the third (3rd) Trading Day following the date on which the Company has received such Exercise Notice, the Company will (1) provided that: (a) the Company’s Transfer Agent is participating in The Depository Trust Company’s Fast Automated Securities Transfer Program, (b) the Warrant Shares are eligible for such program, (c) a registration statement covering the re-sale of the Warrant Shares is effective, and (d) on the date on which the Company has received the Exercise Notice, a letter from a broker is delivered to the Transfer Agent representing that all of the Warrant Shares were sold pursuant to the registration statement referred to in clause (c) (collectively, the “DTC FAST Requirements”), credit such aggregate number of shares of Common Stock to which the Holder shall be entitled to the Holder’s or its designee’s balance account with DTC through its Deposit/Withdrawal at Custodian system, or (2) if all of the DTC Fast Requirements are not met, instruct its transfer agent to issue and deliver to the Holder or, at the Holder’s instruction pursuant to the Exercise Notice, the Holder’s agent or designee, in each case, sent by reputable overnight courier to the address as specified in the applicable Exercise Notice, a certificate, registered in the Company’s share register in the name of the Holder or its designee (as indicated in the applicable Exercise Notice), for the number of shares of Common Stock to which the Holder is entitled pursuant to such exercise. Upon delivery of an Exercise Notice, the Holder shall be deemed for all corporate purposes to have become the holder of record of the Warrant Shares with respect to which this Warrant has been exercised, irrespective of the date such Warrant Shares are credited to the Holder’s DTC account or the date of delivery of the certificates evidencing such Warrant Shares (as the case may be). If this Warrant is submitted in connection with any exercise pursuant to this Section 1(a) and the number of Warrant Shares represented by this Warrant submitted for exercise is greater than the number of Warrant Shares being acquired upon an exercise, then, at the request of the Holder, the Company shall as soon as practicable and in no event later than three (3) Business Days after any exercise and at its own expense, issue and deliver to the Holder (or its designee) a new Warrant (in accordance with Section 7(d)) representing the right to purchase the number of Warrant Shares purchasable immediately prior to such exercise under this Warrant, less the number of Warrant Shares with respect to which this Warrant is exercised. No fractional shares of Common Stock are to be issued upon the exercise of this Warrant, but rather the number of shares of Common Stock to be issued shall be rounded up to the nearest whole number. The Company shall pay any and all taxes and fees which may be payable with respect to the issuance and delivery of Warrant Shares to the Holder upon exercise of this Warrant.

(b)          Exercise Price. For purposes of this Warrant, “Exercise Price” means $5.00, subject to adjustment as provided herein.

(c)          Company’s Failure to Timely Deliver Securities. If the Company shall fail, for any reason or for no reason, to issue to the Holder within three (3) Trading Days after receipt of the applicable Exercise Notice, a certificate for the number of shares of Common Stock to which the Holder is entitled and register such shares of Common Stock on the Company’s share register, or to credit the Holder’s balance account with DTC for such number of shares of Common Stock to which the Holder is entitled upon the Holder’s exercise of this Warrant if the Warrant Shares are eligible for the Program (as the case may be) (a “Delivery Failure”), then, in addition to all other remedies available to the Holder, if on or after such third (3rd) Trading Day the Holder (or any other Person in respect, or on behalf, of the Holder) purchases (in an open market transaction or otherwise) shares of Common Stock to deliver in satisfaction of a sale by the Holder of all or any portion of the number of shares of Common Stock, or a sale of a number of shares of Common Stock equal to all or any portion of the number of shares of Common Stock, issuable upon such exercise that the Holder so anticipated receiving from the Company, the Company shall, within three (3) Business Days after the Holder’s request pay cash to the Holder in an amount equal to the Holder’s total purchase price (including brokerage commissions and other out-of-pocket expenses, if any) for the shares of Common Stock so purchased (including, without limitation, by any other Person in respect, or on behalf, of the Holder) (the “Buy-In Price”), at which point the Company’s obligation to so issue and deliver such certificate or credit the Holder’s balance account with DTC for the number of shares of Common Stock to which the Holder is entitled upon the Holder’s exercise hereunder (as the case may be) (and to issue such shares of Common Stock) shall terminate.

(d)          Cashless Exercise. Notwithstanding anything contained herein to the contrary (other than Section 1(f) below), if the average daily trading volume equals or exceeds 10,000 shares of Common Stock during at least five (5) of the ten (10) consecutive Trading Days immediately preceding the date of the Exercise Notice, then the Holder may, in its sole discretion, exercise this Warrant in whole or in part and, in lieu of making the cash payment otherwise contemplated to be made to the Company upon such exercise in payment of the Aggregate Exercise Price, elect instead to receive upon such exercise the “Net Number” of shares of Common Stock determined according to the following formula (a “Cashless Exercise”):

Net Number = (A x B) - (A x C)

B

For purposes of the foregoing formula:

A= the total number of shares with respect to which this Warrant is then being exercised.

B= the a price equal to the average of the last sale price of the Common Stock during the five (5) consecutive trading days ending on the trading day immediately preceding the date of the applicable Exercise Notice if such Exercise Notice is both executed and delivered pursuant to Section 1(a) hereof.

C= the Exercise Price then in effect for the applicable Warrant Shares at the time of such exercise.

(e)          Disputes.  In the case of a dispute as to the determination of the Exercise Price or the arithmetic calculation of the number of Warrant Shares to be issued pursuant to the terms hereof, the Company shall promptly issue to the Holder the number of Warrant Shares that are not disputed and resolve such dispute in accordance with Section 13.

(f)          Limitations on Exercises. Notwithstanding anything to the contrary contained in this Warrant, this Warrant shall not be exercisable by the Holder hereof to the extent (but only to the extent) that the Holder or any of its affiliates would beneficially own in excess of 4.9% (the “Maximum Percentage”) of the Common Stock. To the extent the above limitation applies, the determination of whether this Warrant shall be exercisable (vis-à-vis other convertible, exercisable or exchangeable securities owned by the Holder or any of its affiliates) and of which such securities shall be exercisable (as among all such securities owned by the Holder) shall, subject to such Maximum Percentage limitation, be determined on the basis of the first submission to the Company for conversion, exercise or exchange (as the case may be). No prior inability to exercise this Warrant pursuant to this paragraph shall have any effect on the applicability of the provisions of this paragraph with respect to any subsequent determination of exercisability. For the purposes of this paragraph, beneficial ownership and all determinations and calculations (including, without limitation, with respect to calculations of percentage ownership) shall be determined in accordance with Section 13(d) of the 1934 Act (as defined in the Subscription Agreement) and the rules and regulations promulgated thereunder. The provisions of this paragraph shall be implemented in a manner otherwise than in strict conformity with the terms of this paragraph to correct this paragraph (or any portion hereof) which may be defective or inconsistent with the intended Maximum Percentage beneficial ownership limitation herein contained or to make changes or supplements necessary or desirable to properly give effect to such Maximum Percentage limitation. The limitations contained in this paragraph shall apply to a successor Holder of this Warrant. The holders of Common Stock shall be third party beneficiaries of this paragraph and the Company may not waive this paragraph without the consent of holders of a majority of its Common Stock. For any reason at any time, upon the written request of the Holder, the Company shall within one (1) Business Day confirm orally and in writing to the Holder the number of shares of Common Stock then outstanding, including by virtue of any prior conversion or exercise of convertible or exercisable securities into Common Stock, including, without limitation, pursuant to this Warrant or securities issued pursuant to the Subscription Agreement.

(g)          Insufficient Authorized Shares. The Company shall at all times keep reserved for issuance under this Warrant a number of shares of Common Stock as shall be necessary to satisfy the Company’s obligation to issue shares of Common Stock hereunder (without regard to any limitation otherwise contained herein with respect to the number of shares of Common Stock that may be acquirable upon exercise of this Warrant). If, notwithstanding the foregoing, and not in limitation thereof, at any time while any of the Warrants remain outstanding the Company does not have a sufficient number of authorized and unreserved shares of Common Stock to satisfy its obligation (an “Authorized Share Failure”), to reserve for issuance upon exercise of the Warrants at least a number of shares of Common Stock equal to the number of shares of Common Stock as shall from time to time be necessary to effect the exercise of all of the Warrants then outstanding (the “Required Reserve Amount”) then the Company shall immediately take all action necessary to increase the Company’s authorized shares of Common Stock to an amount sufficient to allow the Company to reserve the Required Reserve Amount for all the Warrants then outstanding. Without limiting the generality of the foregoing sentence, as soon as practicable after the date of the occurrence of an Authorized Share Failure, but in no event later than sixty (60) days after the occurrence of such Authorized Share Failure, the Company shall hold a meeting of its stockholders for the approval of an increase in the number of authorized shares of Common Stock. In connection with such meeting, the Company shall provide each stockholder with a proxy statement and shall use its best efforts to solicit its stockholders’ approval of such increase in authorized shares of Common Stock and to cause its board of directors to recommend to the stockholders that they approve such proposal.

13.         ADJUSTMENT OF EXERCISE PRICE AND NUMBER OF WARRANT SHARES. The Exercise Price and number of Warrant Shares issuable upon exercise of this Warrant are subject to adjustment from time to time as set forth in this Section 2.

(a)          Stock Dividends and Splits. Without limiting any provision of Section 2(b), if the Company, at any time on or after the date of the Subscription Agreement, (i) pays a stock dividend on one or more classes of its then outstanding shares of Common Stock or otherwise makes a distribution on any class of capital stock that is payable in shares of Common Stock, (ii) subdivides (by any stock split, stock dividend, recapitalization or otherwise) one or more classes of its then outstanding shares of Common Stock into a larger number of shares or (iii) combines (by combination, reverse stock split or otherwise) one or more classes of its then outstanding shares of Common Stock into a smaller number of shares, then in each such case the Exercise Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock outstanding immediately before such event and of which the denominator shall be the number of shares of Common Stock outstanding immediately after such event.  Any adjustment made pursuant to clause (i) of this paragraph shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution, and any adjustment pursuant to clause (ii) or (iii) of this paragraph shall become effective immediately after the effective date of such subdivision or combination. If any event requiring an adjustment under this paragraph occurs during the period that an Exercise Price is calculated hereunder, then the calculation of such Exercise Price shall be adjusted appropriately to reflect such event.

(b)          Adjustment Upon Issuance of Shares of Common Stock.

5.1           In the event the Company shall, at any time, from time to time, issue or sell any additional shares of Common Stock (“Additional Shares of Common Stock”) (excluding shares issued or issuable as a dividend, distribution or combination as provided in Section 2(a) or an Exempt Issuance (as defined below)), without consideration or for a consideration per share (the “New Price”) less than the applicable Exercise Price in effect on the date of and immediately prior to such issue, then and in such event, such Exercise Price shall be reduced, concurrently with such issue to a price (calculated to the nearest cent) determined by multiplying the Exercise Price then in effect by a fraction (a) the numerator of which shall be (1) the number of shares of Common Stock outstanding immediately prior to such issuance plus (2) the number of shares of Common Stock which the aggregate consideration received by the Company for the total number of Additional Shares of Common Stock so issued would purchase at such Exercise Price; and (b) the denominator of which shall be (1) the number of shares of Common Stock outstanding immediately prior to such issuance plus (2) the number of such Additional Shares of Common Stock so issued; provided, however, that the Exercise Price shall not be adjusted pursuant to this Section 2(b) below $0.25 (subject to adjustment pursuant to Section 2(a) and 2(d)). “Exempt Issuance” means the issuance of (a) shares of Common Stock, options or other stock-based awards or grants to employees, officers, directors or consultants (provided that such issuances to consultants shall not exceed 1,250,000 shares of Common Stock of the Company) pursuant to any existing stock or option plan or any future stock or option plan duly adopted by a majority of the non-employee members of the Board of Directors of the Company or a majority of the members of a committee of non-employee directors established for such purpose and (b) securities upon the exercise or exchange of or conversion of the Notes and Warrants and/or securities exercisable or exchangeable for or convertible into shares of Common Stock issued and outstanding on the date of the Term Sheet.

5.2           If the Company in any manner issues or sells any Convertible Securities (as defined herein) and the lowest price per share for which one share of Common Stock is issuable upon such conversion or exchange or exercise thereof is less than the Exercise Price, then such share of Common Stock shall be deemed to be outstanding and to have been issued and sold by the Company at the time of the issuance of sale of such Convertible Securities for such price per share and shall trigger the adjustment provisions of Section 2(b)(i). For the purposes of this Section 2(b)(ii), the “lowest price per share for which one share of Common Stock is issuable upon such conversion or exchange or exercise” shall be equal to the sum of the lowest amounts of consideration (if any) received or receivable by the Company with respect to any one share of Common Stock upon the issuance or sale of the Convertible Securities and upon the conversion or exchange or exercise of such Convertible Securities. No further adjustment of the Conversion Price shall be made upon the actual issuance of such share of Common Stock upon conversion or exchange or exercise of such Convertible Securities at the price used to calculate the adjustment provisions of Section 2(b)(i). “Convertible Securities” means any stock or securities directly or indirectly convertible into or exercisable or exchangeable for Common Stock.

5.3           Record Date. With respect to Section 2(b), if the Company takes a record of the holders of shares of Common Stock for the purpose of entitling them (A) to receive a dividend or other distribution payable in shares of Common Stock, Options or in Convertible Securities or (B) to subscribe for or purchase shares of Common Stock, Options or Convertible Securities, then such record date will be deemed to be the date of the issue or sale of the shares of Common Stock deemed to have been issued or sold upon the declaration of such dividend or the making of such other distribution or the date of the granting of such right of subscription or purchase (as the case may be).

(c)          Number of Warrant Shares. Simultaneously with any adjustment to the Exercise Price pursuant to paragraphs (a) or (b) of this Section 2, the number of Warrant Shares that may be purchased upon exercise of this Warrant shall be increased or decreased proportionately up to the nearest full Warrant Share, so that after such adjustment the aggregate Exercise Price payable hereunder for the adjusted number of Warrant Shares shall be the same as the aggregate Exercise Price in effect immediately prior to such adjustment (without regard to any limitations on exercise contained herein).

(d)          Other Events. In the event that the Company (or any Subsidiary (as defined in the Subscription Agreement)) shall take any action to which the provisions hereof are not strictly applicable, or, if applicable, would not operate to protect the Holder from dilution or if any event occurs of the type contemplated by the provisions of this Section 2 but not expressly provided for by such provisions (including, without limitation, the granting of stock appreciation rights, phantom stock rights or other rights with equity features other than Exempt Issuances), then the Company’s board of directors shall in good faith determine and implement an appropriate adjustment in the Exercise Price and the number of Warrant Shares (if applicable) so as to protect the rights of the Holder, provided that no such adjustment pursuant to this Section 2(d) will increase the Exercise Price or decrease the number of Warrant Shares as otherwise determined pursuant to this Section 2, provided further that if the Holder does not accept such adjustments as appropriately protecting its interests hereunder against such dilution, then the Company’s board of directors and the Holder shall agree, in good faith, upon an independent investment bank of nationally recognized standing to make such appropriate adjustments, whose determination shall be final and binding and whose fees and expenses shall be borne by the Company.

(e)          Calculations. All calculations under this Section 2 shall be made by rounding to the nearest cent or the nearest whole share, as applicable. The number of shares of Common Stock outstanding at any given time shall not include shares owned or held by or for the account of the Company, and the disposition of any such shares shall be considered an issue or sale of Common Stock.

14.         RIGHTS UPON DISTRIBUTION OF ASSETS. In addition to any adjustments pursuant to Section 2 above, if the Company shall declare or make any dividend (other than a dividend consisting solely of shares of Common Stock) or other distribution of its assets (or rights to acquire its assets) to holders of shares of Common Stock, by way of return of capital or otherwise (including, without limitation, any distribution of cash, stock or other securities (other than shares of Common Stock), property or options by way of a dividend, spin off, reclassification, corporate rearrangement, scheme of arrangement or other similar transaction) (a “Distribution”), at any time after the issuance of this Warrant, then, in each such case, the Holder to the extent of the unexercised portion of the Warrant shall, in addition to the shares of Common Stock or other securities receivable upon exercise thereof, receive upon exercise of such unexercised portion of the Warrant, the same cash, stock, other securities or any other thing of value that they would have been entitled to receive at the time of such dividend or Distribution. At the time of any such dividend or Distribution, the Company shall make appropriate reserves to ensure the timely performance of the provisions of this Section 3.

15.         FUNDAMENTAL TRANSACTIONS.

(a)          If the Company engages in a Fundamental Transaction lawful and adequate provisions shall be made whereby the Holder shall thereafter have the right to purchase and receive upon the terms and conditions specified in this Warrant and in lieu of the Warrant Shares immediately theretofore receivable upon the exercise of the rights represented hereby, such shares of capital stock, securities or assets as may be issued or payable with respect to or in exchange for a number of outstanding shares of such Common Stock equal to the number of Warrant Shares immediately theretofore so receivable had such Fundamental Transaction not taken place, and in any such case appropriate provision reasonably satisfactory to such Holder shall be made with respect to the rights and interests of such Holder to the end that the provisions hereof (including, without limitation, provisions for adjustments of the Exercise Price and of the number of Warrant Shares receivable upon the exercise) shall thereafter be applicable, as nearly as possible, in relation to any shares of capital stock, securities or assets thereafter deliverable upon the exercise of Warrants.

(b)          In the event of a Fundamental Transaction as a result of which a number of shares of Common Stock or its equivalent of the successor Person greater or lesser than the number of shares of Common Stock outstanding immediately prior to such Fundamental Transaction are issuable to holders of Common Stock, then the Exercise Price in effect immediately prior to such merger, share exchange or consolidation shall be adjusted in the same manner as though there were a subdivision or combination of the outstanding shares of Common Stock.

(c)          The Company shall not effect any such Fundamental Transaction unless prior to or simultaneously with the consummation thereof the successor Person (if other than the Company) resulting from such Fundamental Transaction purchasing or otherwise acquiring such assets shall have assumed by written instrument executed and mailed or delivered to the Holder at the last address of such Holder appearing on the books of the Company, the obligation to deliver to such Holder such shares of capital stock, securities or assets as, in accordance with the foregoing provisions, such Holder may be entitled to receive, and all other liabilities and obligations of the Company hereunder. Upon written request by the Holder, such successor Person will issue a new warrant revised to reflect the modifications in this Warrant effected pursuant to this Section 4.

(d)          The Company shall not effect a Fundamental Transaction with the Person having made such offer or with any affiliate of such Person, unless prior to the consummation of such Fundamental Transaction the holder hereof shall have received 10 days prior written notice of the Fundamental Transaction from the Company or the reasonable opportunity (and in no event less than ten (10) Business Days) to then elect to receive upon the exercise of the Warrants either the capital stock, securities or assets then issuable with respect to the Common Stock or the capital stock, securities or assets, or the equivalent, issued to previous holders of the Common Stock in accordance with such offer.

(e)          Application. The provisions of this Section 4 shall apply similarly and equally to successive Fundamental Transactions and shall be applied as if this Warrant (and any such subsequent warrants) were fully exercisable and without regard to any limitations on the exercise of this Warrant (provided that the Holder shall continue to be entitled to the benefit of the Maximum Percentage, applied however with respect to shares of capital stock registered under the 1934 Act and thereafter receivable upon exercise of this Warrant (or any such other warrant)).

16.         NONCIRCUMVENTION. The Company hereby covenants and agrees that the Company will not, by amendment of its Certificate of Incorporation (as defined in the Subscription Agreement), Bylaws (as defined in the Subscription Agreement) or through any reorganization, transfer of assets, consolidation, merger, scheme of arrangement, dissolution, issue or sale of securities, or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, and will at all times in good faith carry out all the provisions of this Warrant and take all action as may be required to protect the rights of the Holder. Without limiting the generality of the foregoing, the Company (i) shall not increase the par value of any shares of Common Stock receivable upon the exercise of this Warrant above the Exercise Price then in effect, (ii) shall take all such actions as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and non-assessable shares of Common Stock upon the exercise of this Warrant , and (iii) shall, so long as any of the Warrants are outstanding, take all action necessary to reserve and keep available out of its authorized and unissued shares of Common Stock, solely for the purpose of effecting the exercise of the Warrants, the maximum number of shares of Common Stock as shall from time to time be necessary to effect the exercise of the Warrants then outstanding (without regard to any limitations on exercise).

17.         WARRANT HOLDER NOT DEEMED A STOCKHOLDER. Except as otherwise specifically provided herein, the Holder, solely in its capacity as a holder of this Warrant, shall not be entitled to vote or receive dividends or be deemed the holder of share capital of the Company for any purpose, nor shall anything contained in this Warrant be construed to confer upon the Holder, solely in its capacity as the Holder of this Warrant, any of the rights of a stockholder of the Company or any right to vote, give or withhold consent to any corporate action (whether any reorganization, issue of stock, reclassification of stock, consolidation, merger, conveyance or otherwise), receive notice of meetings, receive dividends or subscription rights, or otherwise, prior to the issuance to the Holder of the Warrant Shares which it is then entitled to receive upon the due exercise of this Warrant.  In addition, nothing contained in this Warrant shall be construed as imposing any liabilities on the Holder to purchase any securities (upon exercise of this Warrant or otherwise) or as a stockholder of the Company, whether such liabilities are asserted by the Company or by creditors of the Company. Notwithstanding this Section 6, the Company shall provide the Holder with copies of the same notices and other information given to the stockholders of the Company generally, contemporaneously with the giving thereof to the stockholders.

18.         REISSUANCE OF WARRANTS.

(a)          Transfer of Warrant. If this Warrant is to be transferred, the Holder shall surrender this Warrant to the Company, whereupon the Company will forthwith issue and deliver upon the order of the Holder a new Warrant (in accordance with Section 7(d)), registered as the Holder may request, representing the right to purchase the number of Warrant Shares being transferred by the Holder and, if less than the total number of Warrant Shares then underlying this Warrant is being transferred, a new Warrant (in accordance with Section 7(d)) to the Holder representing the right to purchase the number of Warrant Shares not being transferred.

(b)          Lost, Stolen or Mutilated Warrant. Upon receipt by the Company of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant (as to which a written certification and the indemnification contemplated below shall suffice as such evidence), and, in the case of loss, theft or destruction, of any indemnification undertaking by the Holder to the Company in customary and reasonable form and, in the case of mutilation, upon surrender and cancellation of this Warrant, the Company shall execute and deliver to the Holder a new Warrant (in accordance with Section 7(d)) representing the right to purchase the Warrant Shares then underlying this Warrant.

(c)          Exchangeable for Multiple Warrants. This Warrant is exchangeable, upon the surrender hereof by the Holder at the principal office of the Company, for a new Warrant or Warrants (in accordance with Section 7(d)) representing in the aggregate the right to purchase the number of Warrant Shares then underlying this Warrant, and each such new Warrant will represent the right to purchase such portion of such Warrant Shares as is designated by the Holder at the time of such surrender; provided, however, no warrants for fractional shares of Common Stock shall be given.

(d)          Issuance of New Warrants. Whenever the Company is required to issue a new Warrant pursuant to the terms of this Warrant, such new Warrant (i) shall be of like tenor with this Warrant, (ii) shall represent, as indicated on the face of such new Warrant, the right to purchase the Warrant Shares then underlying this Warrant (or in the case of a new Warrant being issued pursuant to Section 7(a) or Section 7(c), the Warrant Shares designated by the Holder which, when added to the number of shares of Common Stock underlying the other new Warrants issued in connection with such issuance, does not exceed the number of Warrant Shares then underlying this Warrant), (iii) shall have an issuance date, as indicated on the face of such new Warrant which is the same as the Issuance Date, and (iv) shall have the same rights and conditions as this Warrant.

19.         NOTICES.  Whenever notice is required to be given under this Warrant, unless otherwise provided herein, such notice shall be given in accordance with Section 9.2 of the Note. The Company shall provide the Holder with prompt written notice of all actions taken pursuant to this Warrant, including in reasonable detail a description of such action and the reason therefor. Without limiting the generality of the foregoing, the Company will give written notice to the Holder (i) promptly upon each adjustment of the Exercise Price and the number of Warrant Shares, setting forth in reasonable detail, and certifying, the calculation of such adjustment(s) and (ii) at least ten (10) days prior to the date on which the Company closes its books or takes a record (A) with respect to any dividend or distribution upon the shares of Common Stock, (B) with respect to any grants, issuances or sales of any Options, Convertible Securities or rights to purchase stock, warrants, securities or other property to holders of shares of Common Stock or (C) for determining rights to vote with respect to any Fundamental Transaction, dissolution or liquidation, provided in each case that such information shall be made known to the public prior to or in conjunction with such notice being provided to the Holder.  To the extent that any notice provided hereunder constitutes, or contains, material, non-public information regarding the Company or any of its Subsidiaries, the Company shall simultaneously file such notice with the SEC (as defined in the Subscription Agreement) pursuant to a Current Report on Form 8-K. It is expressly understood and agreed that the time of execution specified by the Holder in each Exercise Notice shall be definitive and may not be disputed or challenged by the Company.

20.         AMENDMENT AND WAIVER.  Except as otherwise provided herein, the provisions of this Warrant (other than Section 1(f)(i)) may be amended and the Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if the Company has obtained the written consent of the Holder. The Holder shall be entitled, at its option, to the benefit of any amendment of (i) any other similar warrant issued under the Subscription Agreement or (ii) any other similar warrant. No waiver shall be effective unless it is in writing and signed by an authorized representative of the waiving party.

21.         SEVERABILITY.  If any provision of this Warrant is prohibited by law or otherwise determined to be invalid or unenforceable by a court of competent jurisdiction, the provision that would otherwise be prohibited, invalid or unenforceable shall be deemed amended to apply to the broadest extent that it would be valid and enforceable, and the invalidity or unenforceability of such provision shall not affect the validity of the remaining provisions of this Warrant so long as this Warrant as so modified continues to express, without material change, the original intentions of the parties as to the subject matter hereof and the prohibited nature, invalidity or unenforceability of the provision(s) in question does not substantially impair the respective expectations or reciprocal obligations of the parties or the practical realization of the benefits that would otherwise be conferred upon the parties. The parties will endeavor in good faith negotiations to replace the prohibited, invalid or unenforceable provision(s) with a valid provision(s), the effect of which comes as close as possible to that of the prohibited, invalid or unenforceable provision(s).

22.         GOVERNING LAW. This Warrant shall be governed by and construed and enforced in accordance with, and all questions concerning the construction, validity, interpretation and performance of this Warrant shall be governed by, the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York. The Company hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in The City of New York, Borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. Nothing contained herein shall be deemed or operate to preclude the Holder from bringing suit or taking other legal action against the Company in any other jurisdiction to collect on the Company’s obligations to the Holder or to enforce a judgment or other court ruling in favor of the Holder. THE COMPANY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE TO, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS WARRANT OR ANY TRANSACTION CONTEMPLATED HEREBY.

23.         CONSTRUCTION; HEADINGS. This Warrant shall be deemed to be jointly drafted by the Company and the Holder and shall not be construed against any Person as the drafter hereof.  The headings of this Warrant are for convenience of reference and shall not form part of, or affect the interpretation of, this Warrant. Terms used in this Warrant but defined in the other Transaction Documents (as defined in the Subscription Agreement) shall have the meanings ascribed to such terms on the Closing Date (as defined in the Subscription Agreement) in such other Transaction Documents unless otherwise consented to in writing by the Holder.

24.         DISPUTE RESOLUTION. In the case of a dispute as to the determination of the Exercise Price, the Closing Sale Price or fair market value or the arithmetic calculation of the Warrant Shares (as the case may be), the Company or the Holder (as the case may be) shall submit the disputed determinations or arithmetic calculations (as the case may be) via facsimile (i) within two (2) Business Days after receipt of the applicable notice giving rise to such dispute to the Company or the Holder (as the case may be) or (ii) if no notice gave rise to such dispute, at any time after the Holder learned of the circumstances giving rise to such dispute (including, without limitation, as to whether any issuance or sale or deemed issuance or sale was an issuance or sale or deemed issuance or sale of Excluded Securities). If the Holder and the Company are unable to agree upon such determination or calculation (as the case may be) of the Exercise Price, the Closing Sale Price or fair market value or the number of Warrant Shares (as the case may be) within three (3) Business Days of such disputed determination or arithmetic calculation being submitted to the Company or the Holder (as the case may be), then the Company shall, within two (2) Business Days submit via facsimile (a) the disputed determination of the Exercise Price, the Closing Sale Price or fair market value (as the case may be) to an independent, reputable investment bank selected by the Holder and reasonably acceptable to the Company or (b) the disputed arithmetic calculation of the Warrant Shares to the Company’s independent, outside accountant and reasonably acceptable to the Holder. The Company shall cause at its expense the investment bank or the accountant (as the case may be) to perform the determinations or calculations (as the case may be) and notify the Company and the Holder of the results no later than ten (10) Business Days from the time it receives such disputed determinations or calculations (as the case may be). Such investment bank’s or accountant’s determination or calculation (as the case may be) shall be binding upon all parties absent demonstrable error.

25.         REMEDIES, CHARACTERIZATION, OTHER OBLIGATIONS, BREACHES AND INJUNCTIVE RELIEF. The remedies provided in this Warrant shall be cumulative and in addition to all other remedies available under this Warrant, at law or in equity (including a decree of specific performance and/or other injunctive relief), and nothing herein shall limit the right of the Holder to pursue actual damages for any failure by the Company to comply with the terms of this Warrant. The Company covenants to the Holder that there shall be no characterization concerning this instrument other than as expressly provided herein. Amounts set forth or provided for herein with respect to payments, exercises and the like (and the computation thereof) shall be the amounts to be received by the Holder and shall not, except as expressly provided herein, be subject to any other obligation of the Company (or the performance thereof). The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the Holder and that the remedy at law for any such breach may be inadequate. The Company shall provide all information and documentation to the Holder that is reasonably requested by the Holder to enable the Holder to confirm the Company’s compliance with the terms and conditions of this Warrant (including, without limitation, compliance with Section 2 hereof). The issuance of shares and certificates for shares as contemplated hereby upon the exercise of this Warrant shall be made without charge to the Holder or such shares for any issuance tax or other costs in respect thereof, provided that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any certificate in a name other than the Holder or its agent on its behalf.

26.         TRANSFER. This Warrant has been acquired for investment and has not been registered under the securities laws of the United States of America or any state thereof. Accordingly, notwithstanding Section 2.2(a), neither this Note nor any interest thereon may be offered for sale, sold or transferred in the absence of registration and qualification of this Note under applicable federal and state securities laws or an opinion of counsel of the Holder reasonably satisfactory to the Company that such registration and qualification are not required.

27.         CERTAIN DEFINITIONS.  For purposes of this Warrant, the following terms shall have the following meanings:

(a)          “Bloomberg” means Bloomberg, L.P.

(b)          “Business Day” means any day other than Saturday, Sunday or other day on which commercial banks in The City of New York are authorized or required by law to remain closed.

(c)          “Closing Sale Price” means, for any security as of any date, the last closing trade price for such security on the Principal Market, as reported by Bloomberg, or, if the Principal Market begins to operate on an extended hours basis and does not designate the closing trade price, then the last trade price of such security prior to 4:00:00 p.m., New York time, as reported by Bloomberg, or, if the Principal Market is not the principal securities exchange or trading market for such security, the last trade price of such security on the principal securities exchange or trading market where such security is listed or traded as reported by Bloomberg, or if the foregoing does not apply, the last trade price of such security in the over-the-counter market on the electronic bulletin board for such security as reported by Bloomberg, or, if no last trade price is reported for such security by Bloomberg, the average of the ask prices of any market makers for such security as reported in the “pink sheets” by OTC Markets Group Inc. (formerly Pink Sheets LLC). If the Closing Sale Price cannot be calculated for a security on a particular date on any of the foregoing bases, the Closing Sale Price of such security on such date shall be the fair market value as mutually determined by the Company and the Holder. If the Company and the Holder are unable to agree upon the fair market value of such security, then such dispute shall be resolved in accordance with the procedures in Section 12. All such determinations shall be appropriately adjusted for any stock dividend, stock split, stock combination or other similar transaction during such period.

(d)          “Common Stock” means (i) the Company’s shares of common stock, $0.001 par value per share, and (ii) any capital stock into which such common stock shall have been changed or any share capital resulting from a reclassification of such common stock.

(e)          “Expiration Date” means June 14, 2017 (5 year anniversary of initial Closing Date) or, if such date falls on a day other than a Business Day or on which trading does not take place on the Principal Market (a “Holiday”), the next date that is not a Holiday.

(f)          “Fundamental Transaction” means that (i) the Company shall, directly or indirectly, in one or more related transactions, (1) consolidate or merge with or into (whether or not the Company is the surviving corporation) any other Person, or (2) sell, lease, license, assign, transfer, convey or otherwise dispose of all or substantially all of its respective properties or assets to any other Person, or (3) facilitate any other Person to make a purchase, tender or exchange offer that is accepted by the holders of more than 50% of the outstanding shares of Voting Stock of the Company (not including any shares of Voting Stock of the Company held by the Person or Persons making or party to, or associated or affiliated with the Persons making or party to, such purchase, tender or exchange offer), or (4) consummate a stock or share purchase agreement or other business combination (including, without limitation, a reorganization, recapitalization, spin-off or scheme of arrangement) with any other Person whereby such other Person acquires more than 50% of the outstanding shares of Voting Stock of the Company (not including any shares of Voting Stock of the Company held by the other Person or other Persons making or party to, or associated or affiliated with the other Persons making or party to, such stock or share purchase agreement or other business combination), or (5) (I) reorganize, recapitalize or reclassify the Common Stock, (II) effect or consummate a stock combination, reverse stock split or other similar transaction involving the Common Stock or (III) make any public announcement or disclosure with respect to any stock combination, reverse stock split or other similar transaction involving the Common Stock (including, without limitation, any public announcement or disclosure of (x) any potential, possible or actual stock combination, reverse stock split or other similar transaction involving the Common Stock or (y) board or stockholder approval thereof, or the intention of the Company to seek board or stockholder approval of any stock combination, reverse stock split or other similar transaction involving the Common Stock), or (ii) any “person” or “group” (as these terms are used for purposes of Sections 13(d) and 14(d) of the 1934 Act and the rules and regulations promulgated thereunder) is or shall become the “beneficial owner” (as defined in Rule 13d-3 under the 1934 Act), directly or indirectly, of 50% of the aggregate ordinary voting power represented by issued and outstanding Voting Stock of the Company.

(g)          “Options” means any rights, warrants or options to subscribe for or purchase shares of Common Stock or Convertible Securities.

(h)          “Parent Entity” of a Person means an entity that, directly or indirectly, controls the applicable Person and whose common stock or equivalent equity security is quoted or listed on an Eligible Market, or, if there is more than one such Person or Parent Entity, the Person or Parent Entity with the largest public market capitalization as of the date of consummation of the Fundamental Transaction.

(i)          “Person” means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization, any other entity or a government or any department or agency thereof.

(j)          “Principal Market” means The New York Stock Exchange, the NYSE Amex, the Nasdaq Global Select Market, the Nasdaq Capital Market, the OTC Bulletin Board or the OTC Markets, as the case may be on which the Common Stock is listed or quoted for trading.

(k)          “Successor Entity” means the Person (or, if so elected by the Holder, the Parent Entity) formed by, resulting from or surviving any Fundamental Transaction or the Person (or, if so elected by the Holder, the Parent Entity) with which such Fundamental Transaction shall have been entered into.

(l)          “Trading Day” means, as applicable, (x) with respect to all price determinations relating to the Common Stock, any day on which the Common Stock is traded on the Principal Market, or, if the Principal Market is not the principal trading market for the Common Stock, then on the principal securities exchange or securities market on which the Common Stock is then traded, provided that “Trading Day” shall not include any day on which the Common Stock is scheduled to trade on such exchange or market for less than 4.5 hours or any day that the Common Stock is suspended from trading during the final hour of trading on such exchange or market (or if such exchange or market does not designate in advance the closing time of trading on such exchange or market, then during the hour ending at 4:00:00 p.m., New York time) unless such day is otherwise designated as a Trading Day in writing by the Holder or (y) with respect to all determinations other than price determinations relating to the Common Stock, any day on which The New York Stock Exchange (or any successor thereto) is open for trading of securities.

(m)          “Voting Stock” of a Person means capital stock of such Person of the class or classes pursuant to which the holders thereof have the general voting power to elect, or the general power to appoint, at least a majority of the board of directors, managers or trustees of such Person (irrespective of whether or not at the time capital stock of any other class or classes shall have or might have voting power by reason of the happening of any contingency).

[signature page follows]

IN WITNESS WHEREOF, the Company has caused this Warrant to Purchase Common Stock to be duly executed as of the Issuance Date set out above.

BOOMERANG SYSTEMS, INC.

By:
Name:
Title:

EXHIBIT A

EXERCISE NOTICE

TO BE EXECUTED BY THE REGISTERED HOLDER TO EXERCISE THIS

WARRANT TO PURCHASE COMMON STOCK

BOOMERANG SYSTEMS, INC.

The undersigned holder hereby exercises the right to purchase _________________ of the shares of Common Stock (“Warrant Shares”) of Boomerang Systems, Inc., a Delaware corporation (the “Company”), evidenced by Warrant No. _______ (the “Warrant”). Capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Warrant.

(i)          Form of Exercise Price.  The Holder intends that payment of the Exercise Price shall be made as:

____________	a “Cash Exercise” with respect to _________________ Warrant Shares; and/or

____________	a “Cashless Exercise” with respect to _______________ Warrant Shares.

(ii)         Payment of Exercise Price. In the event that the Holder has elected a Cash Exercise with respect to some or all of the Warrant Shares to be issued pursuant hereto, the Holder has paid to the Company the Aggregate Exercise Price in the sum of $___________________ to the Company in accordance with the terms of the Warrant.

(iii)        Delivery of Warrant Shares.  The Company shall deliver to Holder, or its designee or agent as specified below, __________ Warrant Shares in accordance with the terms of the Warrant.  Delivery shall be made to Holder, or for its benefit, to the following address:

Date: _______________ __, ______

Name of Registered Holder

By:
Name:
Title:

EXHIBIT B

REPRESENTATIONS AND WARRANTIES

The undersigned Holder, in connection with the exercise of this Warrant, hereby represents and warrants to Boomerang Systems, Inc. (the “Company”) as follows:

The Warrant Shares may not be offered for sale, sold or otherwise transferred except pursuant to an effective registration statement under the Act and in compliance with the applicable securities laws of any state or other jurisdiction, or pursuant to an opinion of counsel satisfactory to the Company that such registration is not required and such compliance has been obtained. The Company may affix an appropriate legend restricting transfer of the Warrant Shares under the Act to any certificate(s) representing the Warrant Shares to reflect the foregoing in accordance with the Subscription Agreement by and among the Holder and the Company.

The Holder understands that the Warrant Shares are being offered and sold by the Company in reliance on an exemption from the registration requirements of the Securities Act and equivalent state securities and “blue sky” laws, and that the Company is relying upon the accuracy of, and the compliance by the Holder with his representations and warranties set forth in this letter, in determining the availability of such exemption and the eligibility of the Holder to acquire the Warrant Shares.

The Holder acknowledges that it has been given an opportunity to ask questions of, and to receive answers from, the Company’s management personnel concerning the Company’s business and the Warrant Shares. The Holder has been provided access to all materials relating to the business, financial position and results of operations of the Company, and all other materials requested by the Holder to enable it to make an informed investment decision with respect to the acquisition of the Warrant Shares. The Holder has such knowledge and experience in financial and business matters that he is capable of evaluating the merits and risks of an investment in the Company’s securities.

The Holder is, and upon exercise of the Warrant will be experienced in making investments of the kind represented by the Warrant Shares, and (iii) capable, by reason of his business and financial experience, of evaluating the relative merits and risks of an investment in the Warrant Shares.

The Holder understands that an investment in the Warrant Shares involves a high degree of risk, and has the financial ability to bear the economic risk of this investment in the Warrant Shares, including a complete loss of such investment. The Holder has adequate means for providing for his current financial requirements and has no need for liquidity with respect to this investment.

The Holder agrees to indemnify the Company and hold it harmless from and against any and all losses, damages, liabilities, cost and expenses which it may sustain or incur in connection with the breach by the undersigned of any representation, warranty or covenant made by the undersigned.

HOLDER:

Date:_______________	Signature:
Name:
Title:
Address:

EXHIBIT C

ACKNOWLEDGMENT

The Company hereby acknowledges this Exercise Notice and hereby directs ______________ to issue the above indicated number of shares of Common Stock in accordance with the Transfer Agent Instructions dated _________, 20__, from the Company and acknowledged and agreed to by _______________.

BOOMERANG SYSTEMS, INC.

By:
Name:
Title:

DISCLOSURE SCHEDULES TO SUBSCRIPTION AGREEMENT

The Disclosure Schedule is arranged in sections corresponding to the lettered sections contained in Section 3 of the Subscription Agreement, and the disclosures in any section of the Disclosure Schedule shall qualify other sections and subsections in Section 3.

Schedule 3(c).

Joint Venture

The Company owns, through one of its subsidiaries, 49% of Boomerang Systems Middle East, LLC.

The Company owns, through one of its subsidiaries, 50% of Boomerang-Stokes Mechanical Parking LLC.

List of Subsidiaries and State of Incorporation

Boomerang Sub, Inc. – Delaware

Dominion Cellular, Inc. – New Jersey

Diamond Leasing and Management Corp. – Delaware

Boomerang USA Corp – Delaware

SwingStation, Inc. – Delaware

Boomerang MP Holdings Inc. – New Jersey

Not in Good Standing

Diamond Leasing and Management Corp. and SwingStation, Inc. are inactive. They are not in good standing. The Company is in the process of dissolving these entities and Dominion Cellular, Inc.

Boomerang Sub, Inc. is not qualified to do business in Florida. It is in process of qualifying to do business in Florida.

Schedule 3(d)

Capitalization

7,302,676 shares of common stock issued and outstanding

8,071,951 shares issuable upon exercise of options and warrants

2,735,206 shares issuable upon conversion of convertible notes

Boomerang has an interest payment obligation of $173,890 on 3/31/12 and each quarter thereafter. The Company intends to pay the interest due on 3/31/12 in 40,925 shares of common stock.

Schedule 3(j)

Boomerang has been named as a defendant in a lawsuit relating to a business owned by one of its former employees. Boomerang has no connection and did not do any business with the plaintiff or any of the defendants.